UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

HARTFORD GROWTH OPPORTUNITIES HLS FUND 2013 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) generated their strongest year since 1997 in 2013, rising 32.39% for the year. During the fourth quarter, equities rose without looking back, pushing the S&P 500 Index and the Dow Jones Industrial Average to new all-time highs. Despite previously cheering delays to quantitative-easing tapering, the stock market received an additional boost at the end of the year following the U.S. Federal Reserve’s (Fed) announcement of a $10-billion-a-month reduction in bond purchases beginning in January.

The Fed’s decision to begin tapering its bond purchases is generally considered a vote of confidence in the recovering U.S. economy. Consumer spending has stabilized, the housing market is showing steady improvement, the unemployment rate is slowly declining and economic growth clocked in at a healthy 4.1% in the third quarter. Equities have also recovered since the market low in March 2009: The S&P 500 Index has gained 173% from the market low through December 31, 2013.

Signs of improvement are also visible outside the U.S. Europe appears to have begun its own economic recovery, and emerging markets have reversed their recent lackluster performance. Fiscal policy continues to wield significant influence in today’s economy and central banks across the globe are maintaining their accommodative stances, including the appointment of Janet Yellen, who is widely expected to continue current monetary policies, to succeed Ben Bernanke as U.S. Federal Reserve chairman.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio incorporating both domestic and international holdings to take advantage of the global economic recovery?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial advisor can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 12/31/03 - 12/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
Growth Opportunities IA	35.74%	19.05%	9.91%
Growth Opportunities IB	35.42%	18.75%	9.64%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
Russell 3000 Growth Index	34.23%	20.56%	7.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Growth Opportunities HLS Fund
Manager Discussion
December 31, 2013 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 35.74% for the twelve-month period ended December 31, 2013, outperforming the Fund’s benchmark, the Russell 3000 Growth Index, which returned 34.23% for the same period. The Fund also outperformed the 35.03% average return of the Variable Products-Underlying Funds Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. growth equities posted strong results in 2013 with a gain of 34.2%, as measured by the Russell 3000 Growth Index, the Index’s best return since 1997. The rally in U.S. equities began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains in April and the first part of May paused following comments by U.S. Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another U.S. government shutdown in early 2014.

Growth stocks (+33.5%) outperformed value stocks (+32.5%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices, respectively. All ten sectors in the Russell 3000 Growth Index rose during the period. The Health Care (+49%), Consumer Discretionary (+44%), and Industrials (+42%) sectors gained the most while Telecommunication Services (+18%) and Consumer Staples (+25%) lagged.

Sector allocation, a result of the bottom-up stock selection process, positively contributed to relative outperformance, in part due to an overweight to Health Care and underweight to Consumer Staples. Security selection also contributed to relative performance during the period. Security selection was strongest in the Information Technology, Consumer Discretionary and Financials sectors, with weaker selection in the Industrials, Health Care, and Energy sectors.

The top relative contributors to performance in the Fund during the period were LinkedIn (Information Technology), Apple (Information Technology), and Yahoo! (Information Technology). Shares of LinkedIn, a U.S.-based career networking website, rose due to strong revenue growth in advertising and in the core talent solutions division, which drove better-than-expected earnings. Shares of Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products, underperformed as the company had mixed results during the period. Apple missed revenue expectations and issued disappointing earnings guidance early in the period, but posted strong earnings due to robust iPhone sales and promising growth in China later in the period. Our underweight position in the benchmark-component contributed to relative performance during the period. Shares of Yahoo!, a U.S.-based Internet company, outperformed during the quarter as signs of improvement in pricing, volumes, and display advertising prompted gains in the share price. Facebook (Information Technology) and Priceline.com (Consumer Discretionary) were among other top absolute contributors.

The top detractors from relative performance in the Fund during the period were Teradata (Information Technology), Edwards Lifesciences (Health Care), and VeriFone Systems (Information Technology). Shares of Teradata, a U.S.-based provider of analytic data solutions, including enterprise data warehousing, big data analytics, and business applications, declined after it pre-announced a 5% revenue miss for its third quarter. Shares of Edwards Lifesciences, a U.S.-based medical device company specializing in heart valve technology and treatments for cardiovascular diseases, decreased after the company reported disappointing first quarter results due to poor transcatheter heart valve (THV) sales. Shares of VeriFone, a company engaged in the secure electronic payment solutions sector, underperformed, as the company was being investigated for violations of securities law.

3

Hartford Growth Opportunities HLS Fund
Manager Discussion – (continued)
December 31, 2013 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is your outlook?

Looking forward to 2014, we are optimistic that the overall economy should continue to gain ground. We are very constructive on the U.S. and believe China should also remain stable. We view the current environment as perhaps the most normalized we’ve seen in several years, and this gives us greater confidence that fundamentals should continue to be rewarded. We believe that markets will need to digest the strong performance of the past year and most recent quarter, particularly in certain pockets such as biotechnology and among some internet companies. We are sensitive to valuation and to the sustainability of growth. Although we do believe that valuations are not as low as they were at this time last year, we continue to find attractive ideas. We own a mix of stocks that have done well, that we believe should continue to outperform and others which have lagged but that we think should outperform once the fundamentals are recognized.

At the end of the period, the Fund was most overweight in the Consumer Discretionary, Health Care, and Financials sectors and most underweight in the Consumer Staples, Information Technology, and Industrials sectors relative to the benchmark.

Diversification by Sector

as of December 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	27.4%
Consumer Staples	5.7
Energy	3.7
Financials	7.0
Health Care	18.4
Industrials	9.6
Information Technology	21.8
Materials	4.3
Services	1.2
Total	99.1%
Purchased Options	0.0
Short-Term Investments	0.8
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Growth Opportunities HLS Fund
Schedule of Investments
December 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Capital Goods - 5.7%
425	DigitalGlobe, Inc. ●	$17,488
659	HD Supply Holdings, Inc. ●	15,823
1,458	Lithium Technology Corp. ⌂●†	7,729
374	Owens Corning, Inc. ●	15,230
150	Pall Corp.	12,843
		69,113
	Commercial and Professional Services - 2.9%
337	ADT (The) Corp.	13,622
178	IHS, Inc. ●	21,295
		34,917
	Consumer Durables and Apparel - 7.3%
249	Lennar Corp.	9,852
306	Lululemon Athletica, Inc. ●	18,045
547	Pulte Group, Inc.	11,147
135	PVH Corp.	18,427
4,784	Samsonite International S.A.	14,592
100	Whirlpool Corp.	15,726
		87,789
	Consumer Services - 5.9%
805	Diamond Resorts LLC ⌂●†	14,457
321	Melco PBL Entertainment Ltd. ADR ●	12,604
88	Panera Bread Co. Class A ●	15,582
173	Starwood Hotels & Resorts, Inc.	13,753
208	Wyndham Worldwide Corp.	15,362
		71,758
	Diversified Financials - 3.1%
32	BlackRock, Inc.	10,211
50	IntercontinentalExchange Group, Inc.	11,313
1,019	Platform Acquisition ⌂●†	12,837
300	Silver Eagle Acquisition Corp. ●†	3,008
		37,369
	Energy - 3.7%
63	Anadarko Petroleum Corp.	4,991
251	Cobalt International Energy, Inc. ●	4,123
219	Halliburton Co.	11,094
66	Pioneer Natural Resources Co.	12,175
151	Range Resources Corp.	12,712
		45,095
	Food and Staples Retailing - 2.1%
167	CVS Caremark Corp.	11,931
231	Whole Foods Market, Inc.	13,365
		25,296
	Food, Beverage and Tobacco - 3.0%
117	Anheuser-Busch InBev N.V. ADR	12,462
363	Diageo Capital plc	12,016
345	Mondelez International, Inc.	12,164
		36,642
	Health Care Equipment and Services - 3.4%
331	Catamaran Corp. ●	15,702
262	HCA Holdings, Inc. ●	12,490
159	Universal Health Services, Inc. Class B	12,892
		41,084
	Household and Personal Products - 0.6%
513	Coty, Inc.	7,816

	Insurance - 2.1%
313	American International Group, Inc.	15,990
299	XL Group plc	9,527
		25,517
	Materials - 4.3%
157	Akzo Nobel N.V.	12,170
799	Cemex S.A.B. de C.V. ADR ●	9,450
154	Monsanto Co.	17,961
114	Rock Tenn Co. Class A	11,960
		51,541
	Media - 0.9%
302	Twenty-First Century Fox, Inc.	10,622

	Pharmaceuticals, Biotechnology and Life Sciences - 15.0%
119	Actavis plc ●	20,018
75	Alnylam Pharmaceuticals, Inc. ●	4,819
144	Amgen, Inc.	16,437
288	AstraZeneca plc	17,073
427	Bristol-Myers Squibb Co.	22,711
132	Covance, Inc. ●	11,596
301	Eli Lilly & Co.	15,358
303	Forest Laboratories, Inc. ●	18,172
212	Gilead Sciences, Inc. ●	15,938
89	Illumina, Inc. ●	9,820
370	Merck & Co., Inc.	18,508
38	Regeneron Pharmaceuticals, Inc. ●	10,564
		181,014
	Real Estate - 1.8%
654	Host Hotels & Resorts, Inc. REIT	12,716
110	Zillow, Inc. ●	9,017
		21,733
	Retailing - 13.3%
32	AutoZone, Inc. ●	15,232
249	Best Buy Co., Inc.	9,948
309	Dick's Sporting Goods, Inc.	17,934
209	Dollar Tree, Inc. ●	11,803
1,534	Groupon, Inc. ●	18,056
350	Lowe's Cos., Inc.	17,344
43	Netflix, Inc. ●	15,706
19	Priceline.com, Inc. ●	22,523
155	Ross Stores, Inc.	11,615
70	Tory Burch LLC ⌂†	5,431
176	TripAdvisor, Inc. ●	14,573
		160,165
	Semiconductors and Semiconductor Equipment - 1.6%
417	NXP Semiconductors N.V. ●	19,157

	Software and Services - 17.3%
834	Activision Blizzard, Inc.	14,875
308	Akamai Technologies, Inc. ●	14,516
514	Autodesk, Inc. ●	25,850
1,153	Cadence Design Systems, Inc. ●	16,160
133	Cognizant Technology Solutions Corp. ●	13,474
185	Concur Technologies, Inc. ●	19,042
230	eBay, Inc. ●	12,629
316	Facebook, Inc. ●	17,293
67	LinkedIn Corp. Class A ●	14,513
279	Salesforce.com, Inc. ●	15,371
119	ServiceNow, Inc. ●	6,667
86	Splunk, Inc. ●	5,878
109	Tableau Software, Inc. ●	7,509

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Software and Services - 17.3% - (continued)
630	Yahoo!, Inc. ●		$25,488
			209,265
	Technology Hardware and Equipment - 2.9%
15	Apple, Inc.		8,624
250	Palo Alto Networks, Inc. ●		14,394
169	SanDisk Corp.		11,905
			34,923
	Telecommunication Services - 1.2%
172	SoftBank Corp.		15,067

	Transportation - 1.0%
264	Expeditors International of Washington, Inc.		11,687

	Total common stocks
	(cost $974,977)		$1,197,570

WARRANTS - 0.0%
	Diversified Financials - 0.0%
437	Platform Acquisition ⌂†		$323

	Total warrants
	(cost $4)		$323

Contracts
PUT OPTIONS PURCHASED - 0.0%
Equity Contracts - 0.0%
	Cognizant Technology Solutions Corp.
1	Expiration: 01/18/2014, Exercise Price: $70.00		$—

	Total put options purchased
	(cost $687)		$—

	Total long-term investments
	(cost $975,668)		$1,197,893

Shares or Principal Amount
SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $477, collateralized by GNMA 4.00%, 2043, value of $486)
$477	0.005%, 12/31/2013		$477
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $458, collateralized by FNMA
1.58% - 4.50%, 2020 - 2043, U.S. Treasury
Note 0.25% - 4.00%, 2015 - 2020, value of
	$467)
458	0.01%, 12/31/2013		458
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $1,622, collateralized by
FHLMC 3.00% - 5.00%, 2019 - 2043,
FNMA 0.76% - 6.00%, 2016 - 2043,
GNMA 1.50% - 5.25%, 2028 - 2043, value
	of $1,654)
1,622	0.02%, 12/31/2013		1,622
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $1,463, collateralized by U.S. Treasury Note 0.50% - 2.25%, 2017, value of $1,492)
1,462	0.01%, 12/31/2013		1,462
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2014 in the amount of $2,632,
collateralized by U.S. Treasury Bond
3.88% - 8.13%, 2021 - 2040, U.S. Treasury
Note 0.25% - 3.38%, 2014 - 2020, value of
	$2,684)
2,632	0.01%, 12/31/2013		2,632
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $855, collateralized by U.S. Treasury Note 0.25% - 1.00%, 2015 - 2017, value of $872)
855	0.01%, 12/31/2013		855
TD Securities TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $2,053, collateralized by FFCB
0.20% - 0.50%, 2015 - 2016,
FHLMC  0.38% - 5.25%, 2014 - 2042,
FNMA 0.50% - 7.13%, 2014 - 2043,  value
	of $2,094)
2,053	0.01%, 12/31/2013		2,053
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2014 in the amount of $18, collateralized by U.S. Treasury Note 2.13%, 2015, value of $18)
17	0.01%, 12/31/2013		17
			9,576
	Total short-term investments
	(cost $9,576)		$9,576

	Total investments
	(cost $985,244) ▲	99.9%	$1,207,469
	Other assets and liabilities	0.1%	1,141
	Total net assets	100.0%	$1,208,610

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2013, the cost of securities for federal income tax purposes was $982,414 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$229,858
Unrealized Depreciation	(4,803)
Net Unrealized Appreciation	$225,055

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2013, the aggregate value of these securities was $43,785, which represents 3.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	805	Diamond Resorts LLC	$10,110
08/2013	1,458	Lithium Technology Corp.	7,108
05/2013 - 10/2013	1,019	Platform Acquisition	10,257
05/2013	437	Platform Acquisition Warrants	4
11/2013	70	Tory Burch LLC	5,508

At December 31, 2013, the aggregate value of these securities was $40,777, which represents 3.4% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,197,570	$1,083,190	$73,926	$40,454
Put Options Purchased	–	–	–	–
Warrants	323	–	–	323
Short-Term Investments	9,576	–	9,576	–
Total	$1,207,469	$1,083,190	$83,502	$40,777

♦	For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2013
Assets:
Common Stocks	$10,152	$—	$7,431	*	$—	$22,871	$—	$—	$—	$40,454
Warrants	—	—	319	†	—	9	(5)	—	—	323
Total	$10,152	$—	$7,750		$—	$22,880	$(5)	$—	$—	$40,777

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2013 was $7,431.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2013 was $319.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund
Statement of Assets and Liabilities
December 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $985,244)	$1,207,469
Cash	4
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	2,087
Fund shares sold	27
Dividends and interest	509
Other assets	—
Total assets	1,210,096
Liabilities:
Payables:
Investment securities purchased	266
Fund shares redeemed	953
Investment management fees	161
Distribution fees	6
Accrued expenses	100
Total liabilities	1,486
Net assets	$1,208,610
Summary of Net Assets:
Capital stock and paid-in-capital	$766,913
Undistributed net investment income	2,094
Accumulated net realized gain	217,378
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	222,225
Net assets	$1,208,610
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$40.58
Shares outstanding	27,041
Net assets	$1,097,380
Class IB: Net asset value per share	$39.79
Shares outstanding	2,796
Net assets	$111,230

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund
Statement of Operations
For the Year Ended December 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$9,792
Interest	7
Less: Foreign tax withheld	(163)
Total investment income, net	9,636

Expenses:
Investment management fees	6,915
Transfer agent fees	4
Distribution fees - Class IB	274
Custodian fees	13
Accounting services fees	114
Board of Directors' fees	29
Audit fees	20
Other expenses	271
Total expenses (before fees paid indirectly)	7,640
Commission recapture	(62)
Custodian fee offset	—
Total fees paid indirectly	(62)
Total expenses, net	7,578
Net Investment Income	2,058

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	263,740
Net realized loss on purchased options	(121)
Net realized loss on foreign currency contracts	(26)
Net realized gain on other foreign currency transactions	205
Net Realized Gain on Investments and Foreign Currency Transactions	263,798

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	81,013
Net unrealized depreciation of purchased options	(687)
Net Changes in Unrealized Appreciation of Investments	80,326
Net Gain on Investments and Foreign Currency Transactions	344,124
Net Increase in Net Assets Resulting from Operations	$346,182

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$2,058	$857
Net realized gain on investments and foreign currency transactions	263,798	103,079
Net unrealized appreciation of investments	80,326	149,459
Net Increase in Net Assets Resulting from Operations	346,182	253,395
Distributions to Shareholders:
From net investment income
Class IA	(91)	—
Total distributions	(91)	—
Capital Share Transactions:
Class IA
Sold	66,025	42,949
Issued on reinvestment of distributions	91	—
Redeemed	(232,985)	(199,200)
Total capital share transactions	(166,869)	(156,251)
Class IB
Sold	22,177	18,034
Redeemed	(52,667)	(45,557)
Total capital share transactions	(30,490)	(27,523)
Net decrease from capital share transactions	(197,359)	(183,774)
Net Increase in Net Assets	148,732	69,621
Net Assets:
Beginning of period	1,059,878	990,257
End of period	$1,208,610	$1,059,878
Undistributed (distribution in excess of) net investment income	$2,094	$740
Shares:
Class IA
Sold	1,923	1,533
Issued on reinvestment of distributions	2	—
Redeemed	(6,705)	(7,109)
Total share activity	(4,780)	(5,576)
Class IB
Sold	654	655
Redeemed	(1,551)	(1,652)
Total share activity	(897)	(997)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements
December 31, 2013
(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

12

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted

13

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Quantitative Input	Fair Value at December 31, 2013
Common Stocks:
Intrinsic value	Illiquidity discount	10%	$12,837
Model	Enterprise Value/EBITDA ♠	17.31x to 17.66x	5,431
Model	Enterprise Value/Revenue ■	2.29x to 5.47x	7,729
Parity to common stock	Illiquidity discount	10% adjusted for restricted period	14,457
Warrants:
Intrinsic value	Illiquidity discount	10%	323
Total			$40,777

*  Significant changes to any observable inputs may result in a significant change to the fair value.

♠  EBITDA for each business is estimated for fiscal year ended 2013.

■  Revenue for each business is estimated for fiscal year ended 2015.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

14

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

15

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

16

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2013.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of December 31, 2013. The Fund had no outstanding written options contracts as of December 31, 2013 or transactions involving written options contracts for the year ended December 31, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2013.

17

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(121)	$—	$—	$(121)
Net realized loss on foreign currency contracts	—	(26)	—	—	—	—	(26)
Total	$—	$(26)	$—	$(121)	$—	$—	$(147)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(687)	$—	$—	$(687)
Total	$—	$—	$—	$(687)	$—	$—	$(687)

The derivatives held by the Fund as of December 31, 2013 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives

18

and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$91	$—

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$78,977
Undistributed Long-Term Capital Gain	139,576
Accumulated Capital and Other Losses*	(1,911)
Unrealized Appreciation†	225,055
Total Accumulated Earnings	$441,697

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(613)
Accumulated Net Realized Gain (Loss)	613

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

At December 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$1,911
Total	$1,911

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  During the year ended December 31, 2013, the Fund utilized $47,332 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2013
Class IA	0.64%
Class IB	0.89

e)	Distribution Plan for Class IB shares – Effective June 14, 2013, Hartford Investment Financial Services, LLC was renamed Hartford Funds Distributors, LLC (“HFD”). HFD, a wholly owned, ultimate subsidiary of The Hartford, serves as the Fund’s principal underwriter and distributor. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, HFD, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,334,009
Sales Proceeds Excluding U.S. Government Obligations	1,541,032

21

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2013, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Subsequent Events:

At a meeting held on February 5, 2014, the Board of Directors of Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization relating to the reorganization of Hartford Growth HLS Fund, a series of Hartford Series Fund, Inc., into the Fund. The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about June 23, 2014.

22

Hartford Growth Opportunities HLS Fund
Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$–	$–	$–	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%
IB	29.38	(0.01)	10.42	10.41	–	–	–	39.79	35.42	111,230	0.90	0.90	(0.04)

For the Year Ended December 31, 2012 (D)
IA	$23.57	$0.03	$6.30	$6.33	$–	$–	$–	$29.90	26.86%	$951,372	0.65%	0.65%	0.11%
IB	23.22	(0.05)	6.21	6.16	–	–	–	29.38	26.54	108,506	0.90	0.90	(0.15)

For the Year Ended December 31, 2011 (D)
IA	$25.86	$0.01	$(2.30)	$(2.29)	$–	$–	$–	$23.57	(8.87)%	$881,352	0.66%	0.66%	0.03%
IB	25.54	(0.06)	(2.26)	(2.32)	–	–	–	23.22	(9.10)	108,905	0.91	0.91	(0.22)

For the Year Ended December 31, 2010 (D)
IA	$22.00	$0.02	$3.84	$3.86	$–	$–	$–	$25.86	17.56%	$1,106,030	0.65%	0.65%	0.08%
IB	21.78	(0.04)	3.80	3.76	–	–	–	25.54	17.28	137,147	0.90	0.90	(0.17)

For the Year Ended December 31, 2009 (D)
IA	$17.05	$0.09	$4.96	$5.05	$(0.10)	$–	$(0.10)	$22.00	29.61%	$1,044,454	0.66%	0.66%	0.53%
IB	16.89	0.05	4.89	4.94	(0.05)	–	(0.05)	21.78	29.29	144,269	0.91	0.91	0.28

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	119%
For the Year Ended December 31, 2012	105
For the Year Ended December 31, 2011	113
For the Year Ended December 31, 2010	104
For the Year Ended December 31, 2009	152	(A)

(A)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth Opportunities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth Opportunities HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 17, 2014

24

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2013, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

25

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present).

26

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO and HFMC. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HASCO and HFD. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and HFD. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
(UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Growth Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2013 through December 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,209.70	$3.62	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,208.30	$5.01	$1,000.00	$1,020.67	$4.59	0.90%	184	365

28

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth Opportunities HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

30

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

31

Hartford Growth Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board reviewed information noting that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

Hartford Growth Opportunities HLS Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
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who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
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We, and third parties we partner with, may track some

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and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
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We only disclose Personal Health Information with:
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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

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We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Health Information means health information such as:
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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
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Transaction means your business dealings with us, such as:
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You means an individual who has given us Personal Information in conjunction with:
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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Catalyst360, LLC; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised December 2013

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

HLSAR-GO13 2-14 113542-2 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD SMALLCAP GROWTH HLS FUND 2013 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) generated their strongest year since 1997 in 2013, rising 32.39% for the year. During the fourth quarter, equities rose without looking back, pushing the S&P 500 Index and the Dow Jones Industrial Average to new all-time highs. Despite previously cheering delays to quantitative-easing tapering, the stock market received an additional boost at the end of the year following the U.S. Federal Reserve’s (Fed) announcement of a $10-billion-a-month reduction in bond purchases beginning in January.

The Fed’s decision to begin tapering its bond purchases is generally considered a vote of confidence in the recovering U.S. economy. Consumer spending has stabilized, the housing market is showing steady improvement, the unemployment rate is slowly declining and economic growth clocked in at a healthy 4.1% in the third quarter. Equities have also recovered since the market low in March 2009: The S&P 500 Index has gained 173% from the market low through December 31, 2013.

Signs of improvement are also visible outside the U.S. Europe appears to have begun its own economic recovery, and emerging markets have reversed their recent lackluster performance. Fiscal policy continues to wield significant influence in today’s economy and central banks across the globe are maintaining their accommodative stances, including the appointment of Janet Yellen, who is widely expected to continue current monetary policies, to succeed Ben Bernanke as U.S. Federal Reserve chairman.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio incorporating both domestic and international holdings to take advantage of the global economic recovery?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial advisor can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 12/31/03 - 12/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
SmallCap Growth IA	44.87%	26.11%	10.37%
SmallCap Growth IB	44.50%	25.79%	10.10%
Russell 2000 Growth Index	43.30%	22.58%	9.41%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.)

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2013.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford SmallCap Growth HLS Fund

Manager Discussion

December 31, 2013 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management, and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 44.87% for the twelve-month period ended December 31, 2013, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 43.30% for the same period. The Fund also outperformed the 42.29% average return of the Variable Products-Underlying Funds Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities reached another all-time high in December and finished 2013 with a gain of 32.4%, as measured by the S&P 500 Index, the Index’s best return since 1997. The rally in U.S. equities began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains in April and the first part of May paused following comments by U.S. Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another US government shutdown in early 2014.

Small cap stocks (+39%) outperformed mid cap stocks (+34%) and large cap stocks (+32%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Growth (+34%) stocks outperformed value (+33%) stocks during the period, as measured by the Russell 3000 Growth and Russell 3000 Value Indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Health Care (+52%), Consumer Staples (+48%), and Telecommunication Services (+46%) sectors performed best, while Utilities (+12%), Materials (+27%), and Financials (+34%) lagged on a relative basis.

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in the Industrials, Consumer Discretionary, and Health Care sectors, which offset weaker selection in the Information Technology and Energy sectors. Sector allocation, which is a result of bottom-up security selection, detracted from performance during the period due in part to a modest overweight to Utilities. A modest cash position also detracted from relative results in an upward trending market.

The top absolute and relative contributors to performance were Ubiquiti Networks (Information Technology), Nu Skin Enterprises (Consumer Staples), and Fifth & Pacific (Consumer Discretionary). Ubiquiti Networks designs, manufactures, and sells broadband wireless solutions worldwide. Shares rose as the firm reported better-than-expected revenue and earnings for the second quarter of 2013. Additionally, management significantly increased revenue and earnings guidance for the third quarter. Shares of Nu Skin Enterprises, a personal care and nutritional supplement company specializing in anti-aging treatments, increased due to a strong launch for the company's ageLoc TR90 weight management system. The company also reported strong third quarter results, driven by growth in China, and increased its guidance for fiscal 2014. Fifth & Pacific is a designer of retail-based premium apparel and accessories brands. Results exceeded market expectations with new data indicating a stabilization of corporate costs and strong wholesale growth at Kate Spade and Lucky Jeans.

Top relative detractors included DFC Global (Financials), Model N (Information Technology), and Elizabeth Arden (Consumer Staples). Shares of DFC Global, a provider of alternative financial services, declined due to investor concerns about the impact of potential regulatory reform and higher costs associated with investments in growth. Shares of Model N, a provider of revenue management solutions for the life science and technology industries, declined during the period after the company lowered its 2014 fiscal year revenue outlook due to sales execution issues, along with the departure of its head of sales. Shares of Elizabeth Arden, a beauty products company, declined after management issued disappointing earnings guidance for the fiscal second quarter.

3

Hartford SmallCap Growth HLS Fund

Manager Discussion – (continued)

December 31, 2013 (Unaudited)

Top detractors from absolute returns during the period also included Aruba Networks (Information Technology) and AVEO Pharmaceuticals (Health Care).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy is poised for continued moderate growth, which is in line with consensus expectations at this point. In our view, real gross domestic product (GDP) and Institute of Supply Management (ISM) manufacturing data both point to a fairly healthy outlook, housing remains constructive, and the employment picture is grudgingly improving. We are also encouraged by rising levels of capacity utilization, which we believe will lead to increased capital expenditures in 2014 and benefit corporate earnings in future years. We believe the fiscal drag from last year should abate on a year over year basis and the Fed is likely to remain accommodative with a zero interest rate policy through 2014 and only modest tapering of bond buying throughout the year. We believe that disruption related to the Affordable Care Act (Obama Care), rising interest rates, and only average valuation support, given the strong equity market this past year, are the biggest domestic risks.

Despite the strong run in equity markets and the more than 44% return in the Fund in 2013, we continue to find what we believe are attractively valued stocks with the characteristics we seek. We are optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that is designed to allow us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Industrials, Consumer Discretionary, and Materials. Health Care, Information Technology, and Consumer Staples sectors constituted the greatest underweights, relative to the benchmark, in the Fund at the end of the period.

Diversification by Sector

as of December 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.5%
Consumer Staples	4.4
Energy	4.4
Financials	7.5
Health Care	19.0
Industrials	17.6
Information Technology	22.8
Materials	5.7
Services	0.4
Total	99.3%
Short-Term Investments	1.3
Other Assets and Liabilities	(0.6)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford SmallCap Growth HLS Fund

Schedule of Investments

December 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles and Components - 1.5%
193	Dana Holding Corp.	$3,785
84	Tenneco Automotive, Inc. ●	4,768
22	Tower International, Inc. ●	469
		9,022
	Banks - 2.0%
99	EverBank Financial Corp.	1,821
79	First Merchants Corp.	1,791
48	Flushing Financial Corp.	1,001
124	MGIC Investment Corp. ●	1,046
16	Nationstar Mortgage Holdings, Inc. ●	576
21	Ocwen Financial Corp. ●	1,142
72	Radian Group, Inc.	1,021
76	Umpqua Holdings Corp.	1,446
38	Wintrust Financial Corp.	1,749
		11,593
	Capital Goods - 11.1%
58	A.O. Smith Corp.	3,150
95	AAON, Inc.	3,045
43	Aceto Corp.	1,075
27	Acuity Brands, Inc.	2,944
104	Aircastle Ltd.	1,987
38	Albany International Corp. Class A	1,351
114	Altra Industrial Motion Corp.	3,918
4	American Science & Engineering, Inc.	302
39	Applied Industrial Technologies, Inc.	1,902
41	Astronics Corp. ●	2,067
2	Astronics Corp. Class B ●	89
40	AZZ, Inc.	1,973
20	Belden, Inc.	1,386
28	Chart Industries, Inc. ●	2,679
8	Coleman Cable, Inc.	215
16	DXP Enterprises, Inc. ●	1,843
38	EnerSys, Inc.	2,684
15	Esterline Technologies Corp. ●	1,512
10	Franklin Electric Co., Inc.	435
24	General Cable Corp.	718
4	Gorman Rupp Co.	117
113	GrafTech International Ltd. ●	1,265
63	Heico Corp.	3,676
18	John Bean Technologies Corp.	525
28	Lennox International, Inc.	2,352
18	Lindsay Corp.	1,527
108	Meritor, Inc. ●	1,121
72	Moog, Inc. Class A ●	4,902
201	Mueller Water Products, Inc.	1,883
10	National Presto Industries, Inc. ●	781
15	Proto Laboratories, Inc. ●	1,075
39	Sun Hydraulics Corp.	1,599
123	Taser International, Inc. ●	1,960
25	Teledyne Technologies, Inc. ●	2,290
25	Trex Co., Inc. ●	2,012
35	Trimas Corp. ●	1,403
35	Woodward, Inc.	1,583
20	Xerium Technologies, Inc. ●	337
		65,683
	Commercial and Professional Services - 3.8%
17	Barrett Business Services, Inc.	1,595
105	Deluxe Corp.	5,456
33	Exponent, Inc.	2,541
62	GP Strategies Corp. ●	1,854
20	Huron Consulting Group, Inc. ●	1,236
21	Kforce, Inc.	430
74	On Assignment, Inc. ●	2,589
49	RPX Corp. ●	828
58	Steelcase, Inc.	918
33	Sykes Enterprises, Inc. ●	715
17	UniFirst Corp.	1,787
39	Wageworks, Inc. ●	2,300
		22,249
	Consumer Durables and Apparel - 4.2%
40	Arctic Cat, Inc.	2,284
61	Brunswick Corp.	2,827
17	Ethan Allen Interiors, Inc.	523
93	Fifth & Pacific Cos., Inc. ●	2,967
54	Iconix Brand Group, Inc. ●	2,156
68	La-Z-Boy, Inc.	2,117
73	Nautilus Group, Inc. ●	611
21	Polaris Industries, Inc.	3,118
105	Skullcandy, Inc. ●	756
114	Steven Madden Ltd. ●	4,187
13	Sturm Ruger & Co., Inc.	979
58	Taylor Morrison Home Corp. ●	1,313
37	Vince Holding Corp. ●	1,135
		24,973
	Consumer Services - 5.9%
21	American Public Education, Inc. ●	896
102	Bloomin' Brands, Inc. ●	2,445
75	Boyd Gaming Corp. ●	842
32	Bridgepoint Education, Inc. ●	563
45	Brinker International, Inc.	2,095
19	Buffalo Wild Wings, Inc. ●	2,831
40	Caesars Entertainment Corp. ●	851
34	Capella Education Co.	2,234
73	Cheesecake Factory, Inc.	3,504
74	Del Frisco's Restaurant Group, Inc. ●	1,738
42	Domino's Pizza, Inc.	2,896
16	Grand Canyon Education, Inc. ●	711
93	Ignite Restaurant Group, Inc. ●	1,163
25	ITT Educational Services, Inc. ●	829
47	Marriott Vacations Worldwide Corp. ●	2,502
42	Multimedia Games Holding Co., Inc. ●	1,314
78	Sotheby's Holdings	4,175
15	Strayer Education, Inc. ●	510
91	Texas Roadhouse, Inc.	2,535
		34,634
	Diversified Financials - 1.5%
7	Credit Acceptance Corp. ●	923
93	DFC Global Corp. ●	1,069
87	HFF, Inc. ●	2,339
39	Portfolio Recovery Associates, Inc. ●	2,043
16	Regional Management Corp. ●	543
15	Springleaf Holdings, Inc. ●	369
56	Wisdomtree Investment, Inc. ●	987
10	World Acceptance Corp. ●	858
		9,131
	Energy - 4.4%
158	Abraxas Petroleum Corp. ●	519
37	Athlon Energy, Inc. ●	1,132

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Energy - 4.4% - (continued)
19	Bonanza Creek Energy, Inc. ●	$822
23	Carrizo Oil & Gas, Inc. ●	1,043
23	CVR Energy, Inc.	999
18	Delek U.S. Holdings, Inc.	630
142	Energy XXI (Bermuda) Ltd.	3,855
44	EPL Oil & Gas, Inc. ●	1,250
46	Gastar Exploration Inc. ●	320
69	Goodrich Petroleum Corp. ●	1,168
251	ION Geophysical Corp. ●	830
99	Jones Energy, Inc. ●	1,437
5	Matrix Service Co. ●	121
56	PBF Energy, Inc.	1,746
10	REX American Resources Corp. ●	447
96	Rex Energy Corp. ●	1,887
53	Rosetta Resources, Inc. ●	2,556
13	Seacor Holdings, Inc. ●	1,199
32	SemGroup Corp.	2,078
144	Vaalco Energy, Inc. ●	990
23	Western Refining, Inc.	992
		26,021
	Food and Staples Retailing - 1.7%
79	Casey's General Stores, Inc.	5,542
42	Natural Grocers by Vitamin Cottage, Inc. ●	1,786
239	Rite Aid Corp. ●	1,212
165	Supervalu, Inc. ●	1,204
		9,744
	Food, Beverage and Tobacco - 1.1%
92	Darling International, Inc. ●	1,921
13	Lancaster Colony Corp.	1,155
92	Pilgrim's Pride Corp. ●	1,501
25	TreeHouse Foods, Inc. ●	1,752
		6,329
	Health Care Equipment and Services - 9.4%
39	ABIOMED, Inc. ●	1,048
21	Addus Homecare Corp. ●	476
58	Align Technology, Inc. ●	3,292
23	Anika Therapeutics, Inc. ●	866
5	Atrion Corp.	1,589
45	Centene Corp. ●	2,636
25	Computer Programs & Systems, Inc.	1,545
73	Corvel Corp. ●	3,390
55	Cyberonics, Inc. ●	3,592
19	Cynosure, Inc. Class A ●	502
87	Dexcom, Inc. ●	3,087
33	Ensign Group, Inc.	1,465
69	Gentiva Health Services, Inc. ●	856
123	Globus Medical, Inc. ●	2,475
83	HealthSouth Corp.	2,778
14	Heartware International, Inc. ●	1,311
29	ICU Medical, Inc. ●	1,839
45	Magellan Health Services, Inc. ●	2,684
14	Masimo Corp. ●	412
32	Medidata Solutions, Inc. ●	1,964
27	Molina Healthcare, Inc. ●	932
51	NuVasive, Inc. ●	1,655
12	Omnicell, Inc. ●	299
80	Orthofix International N.V. ●	1,826
21	Providence Service Corp. ●	532
113	Quality Systems, Inc.	2,380
55	Team Health Holdings ●	2,502
52	Triple-S Management Corp., Class B ●	1,017
61	U.S. Physical Therapy, Inc.	2,141
102	Vascular Solutions, Inc. ●	2,352
29	Wellcare Health Plans, Inc. ●	2,052
		55,495
	Household and Personal Products - 1.6%
49	Elizabeth Arden, Inc. ●	1,728
20	Inter Parfums, Inc.	730
20	Medifast, Inc. ●	520
23	Nu Skin Enterprises, Inc. Class A	3,193
72	Prestige Brands Holdings, Inc. ●	2,585
12	Usana Health Sciences, Inc. ●	892
		9,648
	Insurance - 2.2%
13	American Equity Investment Life Holding Co.	346
43	Amerisafe, Inc.	1,832
36	AmTrust Financial Services, Inc.	1,162
16	Argo Group International Holdings Ltd.	739
9	eHealth, Inc. ●	395
8	Enstar Group Ltd. ●	1,070
65	Greenlight Capital Re Ltd. Class A ●	2,194
12	HCI Group, Inc.	621
66	Maiden Holdings Ltd.	725
64	Montpelier Re Holdings Ltd.	1,868
37	Protective Life Corp.	1,871
		12,823
	Materials - 5.7%
16	Advanced Emissions Solutions, Inc. ●	841
13	AEP Industries, Inc. ●	687
24	Cabot Corp.	1,243
10	Clearwater Paper Corp. ●	525
69	Ferro Corp. ●	889
32	FutureFuel Corp.	502
34	Globe Specialty Metals, Inc.	609
153	Gold Resource Corp.	694
250	Graphic Packaging Holding Co. ●	2,399
183	Headwaters, Inc. ●	1,795
30	Innospec, Inc.	1,377
33	KapStone Paper & Packaging Corp. ●	1,849
60	Landec Corp. ●	732
49	Minerals Technologies, Inc.	2,949
1	Newmarket Corp.	437
62	Olin Corp.	1,777
22	OM Group, Inc. ●	794
148	Omnova Solutions, Inc. ●	1,346
91	PolyOne Corp.	3,208
52	Schweitzer-Mauduit International, Inc.	2,676
39	Silgan Holdings, Inc.	1,889
124	SunCoke Energy, Inc. ●	2,833
34	Walter Energy, Inc.	569
29	Worthington Industries, Inc.	1,233
		33,853
	Media - 0.3%
79	Entravision Communications Corp. Class A	480
10	Global Sources Ltd. ●	81
14	Shutterstock, Inc. ●	1,188
		1,749

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 9.6%
15	Acadia Pharmaceuticals, Inc. ●	$370
44	Acorda Therapeutics, Inc. ●	1,271
43	Agenus, Inc. ●	115
38	Agios Pharmaceuticals, Inc. ●	911
53	Alkermes plc ●	2,164
29	Alnylam Pharmaceuticals, Inc. ●	1,850
29	AMAG Pharmaceuticals, Inc. ●	711
82	Anacor Pharmaceuticals, Inc. ●	1,376
20	Arena Pharmaceuticals, Inc. ●	116
103	Bruker Corp. ●	2,036
160	Cadence Pharmaceuticals, Inc. ●	1,448
11	Cumberland Pharmaceuticals, Inc. ●	56
134	Cytokinetics, Inc. ●	872
79	Durata Therapeutics, Inc. ●	1,013
106	Emergent Biosolutions, Inc. ●	2,437
258	Exelixis, Inc. ●	1,579
36	Genomic Health, Inc. ●	1,051
53	Hyperion Therapeutics, Inc. ●	1,069
89	Immunogen, Inc. ●	1,302
279	Immunomedics, Inc. ●	1,282
39	Impax Laboratories, Inc. ●	970
54	Infinity Pharmaceuticals, Inc. ●	739
93	Ironwood Pharmaceuticals, Inc. ●	1,079
47	Isis Pharmaceuticals, Inc. ●	1,881
45	Lannet, Inc. ●	1,496
69	Luminex Corp. ●	1,337
87	Medicines Co. ●	3,358
68	NPS Pharmaceuticals, Inc. ●	2,055
89	PAREXEL International Corp. ●	4,018
376	PDL Biopharma, Inc.	3,178
38	Portola Pharmaceuticals, Inc. ●	976
38	Pozen, Inc.	306
15	Puma Biotechnology, Inc. ●	1,569
39	Questcor Pharmaceuticals, Inc.	2,096
80	Repligen Corp. ●	1,090
21	Salix Pharmaceuticals Ltd. ●	1,887
76	Sarepta Therapeutics, Inc. ●	1,556
161	Sciclone Pharmaceuticals, Inc. ●	811
32	Sucampo Pharmaceuticals, Inc. Class A ●	297
113	Synta Pharmaceuticals Corp. ●	591
50	Tesaro, Inc. ●	1,403
118	Xenoport, Inc. ●	676
71	XOMA Corp. ●	475
		56,873
	Real Estate - 1.8%
37	Altisource Residential Corp.	1,122
126	Apollo Residential Mortgage, Inc. REIT	1,865
44	Coresite Realty Corp. REIT	1,421
115	Glimcher Realty Trust REIT	1,075
67	Ramco-Gershenson Properties Trust REIT	1,062
95	Sabra Healthcare REIT, Inc.	2,475
131	Sunstone Hotel Investors, Inc. REIT	1,752
		10,772
	Retailing - 5.6%
26	ANN, Inc. ●	932
45	Buckle (The), Inc.	2,379
6	Cato Corp.	175
18	Children's Place Retail Stores, Inc. ●	997
36	Core-Mark Holding Co., Inc.	2,723
40	DSW, Inc.	1,713
50	Express, Inc. ●	932
42	Five Below, Inc. ●	1,803
42	Francescas Holding Corp. ●	766
26	Group 1 Automotive, Inc.	1,830
28	Hhgregg, Inc. ●	386
79	HSN, Inc.	4,918
38	Kirklands, Inc. ●	897
24	Lumber Liquidators Holdings, Inc. ●	2,459
75	Nutrisystem, Inc.	1,236
152	Office Depot, Inc. ●	801
115	Orbitz Worldwide, Inc. ●	829
17	Overstock.com, Inc. ●	532
64	PetMed Express, Inc.	1,070
218	Pier 1 Imports, Inc.	5,039
21	Select Comfort Corp. ●	449
		32,866
	Semiconductors and Semiconductor Equipment - 2.5%
34	Cirrus Logic, Inc. ●	687
81	Entropic Communications, Inc. ●	380
201	GT Advanced Technologies, Inc. ●	1,753
128	Kulicke & Soffa Industries, Inc. ●	1,704
77	Nanometrics, Inc. ●	1,467
231	Silicon Image, Inc. ●	1,420
230	SunEdison, Inc. ●	3,005
46	SunPower Corp. ●	1,380
146	TriQuint Semiconductor, Inc. ●	1,215
56	Ultratech Stepper, Inc. ●	1,611
		14,622
	Software and Services - 16.3%
57	Advent Software, Inc.	1,998
77	Aspen Technology, Inc. ●	3,200
48	AVG Technologies N.V. ●	831
64	Blackhawk Network Holdings, Inc. ●	1,613
13	Brightcove, Inc. ●	182
111	Carbonite, Inc. ●	1,312
43	Cass Information Systems, Inc.	2,880
24	Commvault Systems, Inc. ●	1,790
16	comScore, Inc. ●	464
36	Comverse, Inc. ●	1,389
94	CSG Systems International, Inc.	2,764
33	Cvent, Inc. ●	1,209
20	Demandware, Inc. ●	1,290
61	Dice Holdings, Inc. ●	445
91	Digital River, Inc. ●	1,674
76	Egain Communications Corp. ●	773
46	Ellie Mae, Inc. ●	1,243
62	Exlservice Holdings, Inc. ●	1,699
48	Fair Isaac, Inc.	2,991
48	Fleetmatics Group Ltd. ●	2,057
60	Global Cash Access, Inc. ●	601
59	Heartland Payment Systems, Inc.	2,926
146	Higher One Holdings, Inc. ●	1,430
32	Imperva, Inc. ●	1,552
58	j2 Global, Inc.	2,920
59	Manhattan Associates, Inc. ●	6,971
154	Mitek Systems, Inc. ●	914
74	Model N, Inc. ●	871
87	Netscout Systems, Inc. ●	2,569
23	NIC, Inc.	560
61	Opentable, Inc. ●	4,859

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Software and Services - 16.3% - (continued)
62	Pegasystems, Inc.	$3,069
92	PTC, Inc. ●	3,252
22	Rosetta Stone, Inc. ●	265
155	Sapient Corp. ●	2,691
24	Silver Spring Networks, Inc. ●	502
50	Solarwinds, Inc. ●	1,909
22	Solera Holdings, Inc.	1,535
35	SS&C Technologies Holdings, Inc. ●	1,554
24	Stamps.com, Inc. ●	1,010
167	Synacor, Inc. ●	408
32	Syntel, Inc. ●	2,883
204	TiVo, Inc. ●	2,670
41	Travelzoo, Inc. ●	868
32	Tyler Corp. ●	3,268
35	Unisys Corp. ●	1,178
80	ValueClick, Inc. ●	1,863
39	Vistaprint N.V. ●	2,240
75	WebMD Health Corp. ●	2,945
32	WEX, Inc. ●	3,132
80	XO Group, Inc. ●	1,195
		96,414
	Technology Hardware and Equipment - 4.0%
38	Alliance Fiber Optic Product, Inc.	576
82	Aruba Networks, Inc. ●	1,459
23	Audience, Inc. ●	272
80	Calix, Inc. ●	775
57	CDW Corp. of Delaware	1,337
66	Ciena Corp. ●	1,570
12	Coherent, Inc. ●	876
73	Comtech Telecommunications Corp.	2,289
28	FEI Co.	2,495
67	Oplink Communications, Inc. ●	1,238
57	Plantronics, Inc.	2,646
27	Plexus Corp. ●	1,147
35	QLogic Corp. ●	412
54	Silicon Graphics International Corp. ●	717
84	Ubiquiti Networks, Inc. ●	3,876
28	ViaSat, Inc. ●	1,742
		23,427
	Telecommunication Services - 0.4%
59	IDT Corp. Class B	1,051
64	Inteliquent, Inc.	729
39	magicJack VocalTec Ltd. ●	468
		2,248
	Transportation - 2.7%
17	Alaska Air Group, Inc.	1,233
10	Allegiant Travel Co.	1,033
76	Avis Budget Group, Inc. ●	3,059
62	Celadon Group, Inc.	1,200
125	Hawaiian Holdings, Inc. ●	1,204
98	Heartland Express, Inc.	1,929
65	Marten Transport Ltd.	1,317
16	Park-Ohio Holdings Corp. ●	828
54	Republic Airways Holdings, Inc. ●	581
31	SkyWest, Inc.	461
33	Spirit Airlines, Inc. ●	1,494
63	Swift Transportation Co. ●	1,408
		15,747
	Total common stocks
	(cost $442,197)	$585,916

	Total long-term investments
	(cost $442,197)	$585,916

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $394, collateralized by GNMA 4.00%, 2043, value of $402)
$394	0.005%, 12/31/2013	$394
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $379, collateralized by FNMA
1.58% - 4.50%, 2020 - 2043, U.S. Treasury
Note 0.25% - 4.00%, 2015 - 2020, value of
	$386)
379	0.01%, 12/31/2013	379
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $1,342, collateralized by
FHLMC 3.00% - 5.00%, 2019 - 2043,
FNMA 0.76% - 6.00%, 2016 - 2043,
GNMA 1.50% - 5.25%, 2028 - 2043, value
	of $1,368)
1,342	0.02%, 12/31/2013	1,342
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $1,210, collateralized by U.S. Treasury Note 0.50% - 2.25%, 2017, value of $1,234)
1,210	0.01%, 12/31/2013	1,210
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2014 in the amount of $2,177,
collateralized by U.S. Treasury Bond 3.88%
- 8.13%, 2021 - 2040, U.S. Treasury Note
0.25% - 3.38%, 2014 - 2020, value of
	$2,221)
2,177	0.01%, 12/31/2013	2,177
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $707, collateralized by U.S. Treasury Note 0.25% - 1.00%, 2015 - 2017, value of $722)
707	0.01%, 12/31/2013	707
TD Securities TriParty Repurchase Agreement
(maturing on 01/02/2014 in the amount of
$1,698, collateralized by FFCB 0.20% -
0.50%, 2015 - 2016, FHLMC  0.38% -
5.25%, 2014 - 2042, FNMA 0.50% - 7.13%,
	2014 - 2043, value of $1,732)
1,698	0.01%, 12/31/2013	1,698

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.3% - (continued)
Repurchase Agreements - 1.3% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2014 in the amount of $15, collateralized by U.S. Treasury Note 2.13%, 2015, value of $15)
$15	0.01%, 12/31/2013		$15
			7,922
	Total short-term investments
	(cost $7,922)		$7,922

	Total investments
	(cost $450,119) ▲	100.6%	$593,838
	Other assets and liabilities	(0.6)%	(3,699)
	Total net assets	100.0%	$590,139

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2013, the cost of securities for federal income tax purposes was $452,680 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$155,351
Unrealized Depreciation	(14,193)
Net Unrealized Appreciation	$141,158

•	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$585,916	$585,916	$–	$–
Short-Term Investments	7,922	–	7,922	–
Total	$593,838	$585,916	$7,922	$–

♦	For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund

Statement of Assets and Liabilities

December 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $450,119)	$593,838
Cash	2
Receivables:
Investment securities sold	9,489
Fund shares sold	144
Dividends and interest	288
Total assets	603,761
Liabilities:
Payables:
Investment securities purchased	13,089
Fund shares redeemed	378
Investment management fees	80
Distribution fees	7
Accrued expenses	68
Total liabilities	13,622
Net assets	$590,139
Summary of Net Assets:
Capital stock and paid-in-capital	$321,664
Undistributed net investment income	463
Accumulated net realized gain	124,293
Unrealized appreciation of investments	143,719
Net assets	$590,139
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$32.60
Shares outstanding	14,302
Net assets	$466,173
Class IB: Net asset value per share	$32.17
Shares outstanding	3,854
Net assets	$123,966

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund

Statement of Operations

For the Year Ended December 31, 2013

(000’s Omitted)

Investment Income:
Dividends	$4,617
Interest	4
Total investment income, net	4,621

Expenses:
Investment management fees	3,456
Transfer agent fees	6
Distribution fees - Class IB	338
Custodian fees	2
Accounting services fees	67
Board of Directors' fees	15
Audit fees	15
Other expenses	165
Total expenses (before fees paid indirectly)	4,064
Commission recapture	(12)
Custodian fee offset	—
Total fees paid indirectly	(12)
Total expenses, net	4,052
Net Investment Income	569

Net Realized Gain on Investments:
Net realized gain on investments	127,766
Net Realized Gain on Investments	127,766

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	76,169
Net Changes in Unrealized Appreciation of Investments	76,169
Net Gain on Investments	203,935
Net Increase in Net Assets Resulting from Operations	$204,504

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$569	$1,875
Net realized gain on investments	127,766	82,934
Net unrealized appreciation of investments	76,169	2,044
Net Increase in Net Assets Resulting from Operations	204,504	86,853
Distributions to Shareholders:
From net investment income
Class IA	(1,597)	—
Class IB	(114)	—
Total from net investment income	(1,711)	—
From net realized gain on investments
Class IA	(48,773)	—
Class IB	(14,438)	—
Total from net realized gain on investments	(63,211)	—
Total distributions	(64,922)	—
Capital Share Transactions:
Class IA
Sold	63,889	36,617
Issued on reinvestment of distributions	50,370	—
Redeemed	(131,828)	(120,147)
Total capital share transactions	(17,569)	(83,530)
Class IB
Sold	19,411	15,962
Issued on reinvestment of distributions	14,552	—
Redeemed	(78,559)	(48,247)
Total capital share transactions	(44,596)	(32,285)
Net decrease from capital share transactions	(62,165)	(115,815)
Net Increase (Decrease) in Net Assets	77,417	(28,962)
Net Assets:
Beginning of period	512,722	541,684
End of period	$590,139	$512,722
Undistributed (distribution in excess of) net investment income	$463	$1,858
Shares:
Class IA
Sold	2,158	1,514
Issued on reinvestment of distributions	1,726	—
Redeemed	(4,451)	(4,993)
Total share activity	(567)	(3,479)
Class IB
Sold	670	668
Issued on reinvestment of distributions	505	—
Redeemed	(2,668)	(2,030)
Total share activity	(1,493)	(1,362)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements

December 31, 2013

(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s portfolio managers are Mammen Chally (48.92%) and David J. Elliot (51.08%). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

14

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all

15

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses,

16

adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of December 31, 2013.

4.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

17

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$1,711	$—
Long-Term Capital Gains*	63,211	—

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$37,253
Undistributed Long-Term Capital Gain	90,064
Unrealized Appreciation*	141,158
Total Accumulated Earnings	$268,475

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(253)
Accumulated Net Realized Gain (Loss)	253

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

19

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.700%
On next $4.9 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2013
Class IA	0.66%
Class IB	0.91

e)	Distribution Plan for Class IB shares – Effective June 14, 2013, Hartford Investment Financial Services, LLC was renamed Hartford Funds Distributors, LLC (“HFD”). HFD, a wholly owned, ultimate subsidiary of The Hartford, serves as the Fund’s principal underwriter and distributor. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, HFD, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used

20

to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37%	35.04%

7.	Investment Transactions:

For the year ended December 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$445,363
Sales Proceeds Excluding U.S. Government Obligations	571,969

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2013, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

22

Hartford SmallCap Growth HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%		$466,173	0.67%	0.67%	0.16%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50		123,966	0.92	0.92	(0.08)

For the Year Ended December 31, 2012 (D)
IA	$21.67	$0.11	$3.66	$3.77	$–	$–	$–	$25.44	17.40%		$378,318	0.67%	0.67%	0.41%
IB	21.47	0.04	3.63	3.67	–	–	–	25.14	17.10		134,404	0.92	0.92	0.16

For the Year Ended December 31, 2011 (D)
IA	$21.37	$(0.02)	$0.32	$0.30	$–	$–	$–	$21.67	1.42%		$397,662	0.67%	0.67%	(0.07)%
IB	21.22	(0.07)	0.32	0.25	–	–	–	21.47	1.17		144,022	0.92	0.92	(0.32)

For the Year Ended December 31, 2010 (D)
IA	$15.65	$–	$5.72	$5.72	$–	$–	$–	$21.37	36.56%		$467,888	0.68%	0.68%	0.03%
IB	15.58	(0.04)	5.68	5.64	–	–	–	21.22	36.21		164,123	0.93	0.93	(0.22)

For the Year Ended December 31, 2009 (D)
IA	$11.57	$0.01	$4.08	$4.09	$(0.01)	$–	$(0.01)	$15.65	35.39	%(E)	$408,754	0.68%	0.68%	0.06%
IB	11.53	(0.03)	4.08	4.05	–	–	–	15.58	35.06	(E)	140,368	0.93	0.93	(0.19)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	81%
For the Year Ended December 31, 2012	85
For the Year Ended December 31, 2011	62
For the Year Ended December 31, 2010	66
For the Year Ended December 31, 2009	73

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford SmallCap Growth HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford SmallCap Growth HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 17, 2014

24

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2013, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

25

The Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present).

26

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO and HFMC. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HASCO and HFD. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and HFD. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford SmallCap Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2013 through December 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,227.70	$3.73	$1,000.00	$1,021.85	$3.39	0.67%	184	365
Class IB	$1,000.00	$1,226.10	$5.14	$1,000.00	$1,020.59	$4.66	0.92%	184	365

28

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford SmallCap Growth HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board reviewed information noting that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

Hartford SmallCap Growth HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a) independent agents;
b) brokerage firms;
c) insurance companies;
d) administrators; and
e) service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a) Personal Financial Information; and
b) Personal Health Information .

Transaction means your business dealings with us, such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Catalyst360, LLC; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised December 2013

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

HLSAR-SCG13 2-14 113552-2 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD SMALL/MID CAP EQUITY HLS FUND 2013 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) generated their strongest year since 1997 in 2013, rising 32.39% for the year. During the fourth quarter, equities rose without looking back, pushing the S&P 500 Index and the Dow Jones Industrial Average to new all-time highs. Despite previously cheering delays to quantitative-easing tapering, the stock market received an additional boost at the end of the year following the U.S. Federal Reserve’s (Fed) announcement of a $10-billion-a-month reduction in bond purchases beginning in January.

The Fed’s decision to begin tapering its bond purchases is generally considered a vote of confidence in the recovering U.S. economy. Consumer spending has stabilized, the housing market is showing steady improvement, the unemployment rate is slowly declining and economic growth clocked in at a healthy 4.1% in the third quarter. Equities have also recovered since the market low in March 2009: The S&P 500 Index has gained 173% from the market low through December 31, 2013.

Signs of improvement are also visible outside the U.S. Europe appears to have begun its own economic recovery, and emerging markets have reversed their recent lackluster performance. Fiscal policy continues to wield significant influence in today’s economy and central banks across the globe are maintaining their accommodative stances, including the appointment of Janet Yellen, who is widely expected to continue current monetary policies, to succeed Ben Bernanke as U.S. Federal Reserve chairman.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio incorporating both domestic and international holdings to take advantage of the global economic recovery?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial advisor can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 12/31/03 - 12/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	37.51%	24.00%	8.70%
Small/Mid Cap Equity IB	37.08%	23.67%	8.43%
Russell 2500 Index	36.80%	21.775	9.81%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB were 0.88% and 1.13%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

December 31, 2013 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Small/Mid Cap Equity HLS Fund returned 37.51% for the twelve-month period ended December 31, 2013, outperforming the Fund’s benchmark, the Russell 2500 Index, which returned 36.80% for the same period. The Fund also outperformed the 34.68% average return of the Variable Products-Underlying Funds Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities reached another all-time high in December and finished 2013 with a gain of 32.4%, as measured by the S&P 500 Index, the Index’s best return since 1997. The rally in U.S. equities began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains in April and the first part of May paused following comments by U.S. Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another US government shutdown in early 2014.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Consumer Staples (+57.6), Health Care (+46.1%), and Industrials (+45.1%) sectors, while the Utilities (+19.9%), Materials (+25.5%) and Financials (+28.7%) sectors lagged on a relative basis.

The Fund’s relative outperformance was driven by strong stock selection. Selection was strongest in the Industrials, Consumer Staples, and Consumer Discretionary sectors. This was partially offset by weaker stock selection in the Health Care, Information Technology, and Financials sectors. Overall sector positioning detracted modestly from relative returns during the period due to overweight allocations to the Energy and Utilities sectors. The Fund’s modest cash position also detracted from relative performance in an upward-trending market.

The largest contributors to relative performance during the period were Barrett Business Services (Financials), Nu Skin (Consumer Staples), and United Therapeutics (Health Care). Shares of Barrett Business Services, a provider of business management solutions, rose steadily in the second half of the year after providing earnings guidance above expectations in both the third and fourth quarter. Shares of Nu Skin, a personal care and nutritional supplement company specializing in anti-aging treatments, steadily rose throughout the year as the company saw continued success from the launch of its weight-loss product, and announced plans for new anti-aging and skin care products in the pipeline that could further boost growth. United Therapeutics, a biopharmaceutical company, saw shares rise drastically after announcing the approval of Orenitram, extended-release tablets for the treatment of pulmonary arterial hypertension, along with strong intellectual property protection for the new product. Alaska Air (Industrials) and Hanesbrands (Consumer Discretionary) also contributed on an absolute basis during the period.

The largest detractors from benchmark-relative performance during the period were Hatteras Financial (Financials), Gold Resource Corp. (Materials), and Mack-Cali Realty (Financials). Shares of Hatteras Financial, a mortgage real estate investment trust (REIT) focused on adjustable-rate mortgages, underperformed as a result of the abrupt rise in interest rates in June, which drove a wider than expected mortgage basis and a 20% decline in book value. Gold Resource Corp., a small Mexico-based gold producer, underperformed along with the broader gold producers industry as the price of gold tumbled during the period. Shares of Mack-Cali Realty, a suburban office REIT, struggled during the period as it lost two large corporate clients, and experienced earnings dilution as it transitioned to more multi-family, mixed-use real estate. Affymax (Health Care), a California-based pharmaceutical company, detracted on an absolute basis during the period.

3

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

December 31, 2013 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight to the Health Care and Information Technology sectors and most underweight to the Financials and Telecommunication Services sectors relative to the Russell 2500 Index.

Diversification by Sector

as of December 31, 2013

Percentage of
Sector	Net Assets
Equity Securities
Consumer Discretionary	14.7%
Consumer Staples	2.7
Energy	6.0
Financials	20.7
Health Care	12.7
Industrials	15.8
Information Technology	15.6
Materials	6.1
Services	0.6
Utilities	4.0
Total	98.9%
Short-Term Investments	1.0
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Automobiles and Components - 0.5%
18	Goodyear (The) Tire & Rubber Co.	$436
14	Superior Industries International, Inc.	281
		717
	Banks - 5.7%
13	Banco Latinoamericano De Comercio Exterior S.A. ADR	350
62	Fifth Third Bancorp	1,312
42	First Commonwealth Financial Corp.	374
18	First Interstate Bancsystem, Inc.	499
35	First Niagara Financial Group, Inc.	374
105	Huntington Bancshares, Inc.	1,008
62	KeyCorp	837
8	MainSource Financial Group, Inc.	143
48	MGIC Investment Corp. ●	404
10	Popular, Inc. ●	293
54	Regions Financial Corp.	534
41	United Community Banks, Inc. ●	728
19	Webster Financial Corp.	596
19	Western Alliance Bancorp ●	463
10	Zions Bancorporation	300
		8,215
	Capital Goods - 8.9%
6	A.O. Smith Corp.	345
16	AAON, Inc.	505
11	Aceto Corp.	276
5	AGCO Corp.	296
22	Aircastle Ltd.	422
12	Albany International Corp. Class A	420
6	Alliant Techsystems, Inc.	730
9	Altra Industrial Motion Corp.	315
6	American Railcar Industries, Inc.	286
15	Ampco-Pittsburgh Corp.	299
1	Astronics Corp. Class B ●	65
4	EnerSys, Inc.	301
10	Enpro Industries, Inc. ●	559
21	Exelis, Inc.	398
12	Fluor Corp.	927
10	Generac Holdings, Inc.	555
17	John Bean Technologies Corp.	507
7	L.B. Foster Co. Class A	345
49	Meritor, Inc. ●	509
6	National Presto Industries, Inc. ●	491
10	Oshkosh Corp.	524
4	Proto Laboratories, Inc. ●	249
74	Taser International, Inc. ●	1,169
11	Timken Co.	578
12	Trex Co., Inc. ●	986
6	Trinity Industries, Inc.	349
6	URS Corp.	329
		12,735
	Commercial and Professional Services - 4.7%
8	Avery Dennison Corp.	416
14	Barrett Business Services, Inc.	1,255
8	Deluxe Corp.	402
6	Dun & Bradstreet Corp.	786
8	Manpowergroup, Inc.	704
8	Multi-Color Corp.	291
24	Pitney Bowes, Inc.	561
19	RPX Corp. ●	323
8	Towers Watson & Co.	983
7	UniFirst Corp.	738
12	Viad Corp.	319
		6,778
	Consumer Durables and Apparel - 4.8%
15	Brunswick Corp.	682
5	CSS Industries, Inc.	146
5	Fossil Group, Inc. ●	612
22	Hanesbrands, Inc.	1,539
9	Iconix Brand Group, Inc. ●	365
26	La-Z-Boy, Inc.	818
19	Libbey, Inc. ●	405
8	Nacco Industries, Inc. Class A	480
8	Polaris Industries, Inc.	1,130
21	Pulte Group, Inc.	430
8	Steven Madden Ltd. ●	282
		6,889
	Consumer Services - 3.4%
9	American Public Education, Inc. ●	370
4	Bally Technologies, Inc. ●	298
5	Bob Evans Farms, Inc.	268
17	Brinker International, Inc.	769
5	Capella Education Co.	352
8	Domino's Pizza, Inc.	529
28	International Speedway Corp. Class A	983
26	Krispy Kreme Doughnuts, Inc. ●	496
9	Multimedia Games Holding Co., Inc. ●	276
20	Ruth's Hospitality Group, Inc.	281
6	Sotheby's Holdings	309
		4,931
	Diversified Financials - 1.9%
55	Apollo Investment Corp.	468
3	Credit Acceptance Corp. ●	390
37	New Mountain Finance Corp.	552
5	Portfolio Recovery Associates, Inc. ●	270
47	TCP Capital Corp.	782
3	World Acceptance Corp. ●	280
		2,742
	Energy - 6.0%
18	Alon USA Energy, Inc.	303
5	Core Laboratories N.V.	872
15	Delek U.S. Holdings, Inc.	499
7	Diamond Offshore Drilling, Inc.	379
5	Energen Corp.	332
15	Goodrich Petroleum Corp. ●	262
19	Green Plains Renewable Energy, Inc.	368
10	Helmerich & Payne, Inc.	868
15	HollyFrontier Corp.	764
3	Oasis Petroleum, Inc. ●	141
4	Oil States International, Inc. ●	397
52	Sandridge Energy, Inc. ●	314
3	Seacor Holdings, Inc. ●	274
3	SM Energy Co.	283
13	Stone Energy Corp. ●	432
5	Superior Energy Services, Inc. ●	138
42	Vaalco Energy, Inc. ●	290
18	Valero Energy Corp.	930
19	Western Refining, Inc.	821
		8,667
	Food and Staples Retailing - 0.7%
116	Rite Aid Corp. ●	584

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Food and Staples Retailing - 0.7% - (continued)
14	Spartan Stores, Inc.	$350
		934
	Food, Beverage and Tobacco - 0.9%
16	Dean Foods Co. ●	272
5	Green Mountain Coffee Roasters, Inc. ●	385
31	Pilgrim's Pride Corp. ●	507
2	Universal Corp.	131
		1,295
	Health Care Equipment and Services - 6.5%
7	Aetna, Inc.	480
22	Alere, Inc. ●	786
7	Align Technology, Inc. ●	406
11	Anika Therapeutics, Inc. ●	416
6	Centene Corp. ●	366
3	Community Health Systems, Inc. ●	130
8	Cyberonics, Inc. ●	526
44	Gentiva Health Services, Inc. ●	541
12	Health Net, Inc. ●	368
17	Hill-Rom Holdings, Inc.	707
6	Magellan Health Services, Inc. ●	353
8	Medidata Solutions, Inc. ●	472
9	MEDNAX, Inc. ●	491
11	Molina Healthcare, Inc. ●	368
14	Omnicare, Inc.	857
18	Orthofix International N.V. ●	404
39	Owens & Minor, Inc.	1,415
23	Select Medical Holdings Corp.	265
		9,351
	Household and Personal Products - 1.1%
4	Herbalife Ltd.	346
10	Inter Parfums, Inc.	351
7	Nu Skin Enterprises, Inc. Class A	912
		1,609
	Insurance - 5.0%
13	American Equity Investment Life Holding Co.	348
13	Argo Group International Holdings Ltd.	603
9	Aspen Insurance Holdings Ltd.	382
9	Assurant, Inc.	584
10	Axis Capital Holdings Ltd.	495
4	Everest Re Group Ltd.	639
9	FBL Financial Group Class A	421
36	Genworth Financial, Inc. ●	564
18	Greenlight Capital Re Ltd. Class A ●	620
8	Hanover Insurance Group, Inc.	496
16	Montpelier Re Holdings Ltd.	457
10	Protective Life Corp.	481
39	Symetra Financial Corp.	730
8	Validus Holdings Ltd.	302
		7,122
	Materials - 6.1%
41	A. M. Castle & Co. ●	600
7	Advanced Emissions Solutions, Inc. ●	390
6	AEP Industries, Inc. ●	312
14	Cliff's Natural Resources, Inc.	375
8	Domtar Corp.	774
22	Ferro Corp. ●	278
18	FutureFuel Corp.	287
53	Gold Resource Corp.	238
22	Huntsman Corp.	539
6	Innospec, Inc.	286
13	Kraton Performance Polymers, Inc. ●	309
15	Myers Industries, Inc.	319
11	OM Group, Inc. ●	408
12	Packaging Corp. of America	768
3	Reliance Steel & Aluminum	243
27	Resolute Forest Products ●	426
9	Rock Tenn Co. Class A	892
10	Sealed Air Corp.	344
23	Steel Dynamics, Inc.	442
5	Westlake Chemical Corp.	561
		8,791
	Media - 1.2%
31	Gannett Co., Inc.	918
29	Global Sources Ltd. ●	235
8	Morningstar, Inc.	609
		1,762
	Pharmaceuticals, Biotechnology and Life Sciences - 6.2%
4	Charles River Laboratories International, Inc. ●	223
27	Emergent Biosolutions, Inc. ●	609
8	Endo Health Solutions, Inc. ●	519
11	Genomic Health, Inc. ●	310
12	Impax Laboratories, Inc. ●	312
10	Isis Pharmaceuticals, Inc. ●	379
24	Luminex Corp. ●	458
35	Mylan, Inc. ●	1,510
20	Myriad Genetics, Inc. ●	413
11	PAREXEL International Corp. ●	479
98	PDL Biopharma, Inc.	829
37	Pozen, Inc.	293
4	Questcor Pharmaceuticals, Inc.	240
29	Repligen Corp. ●	391
5	Salix Pharmaceuticals Ltd. ●	468
8	Sarepta Therapeutics, Inc. ●	157
39	Sciclone Pharmaceuticals, Inc. ●	196
11	United Therapeutics Corp. ●	1,187
		8,973
	Real Estate - 8.1%
35	American Capital Mortgage Investment Corp. REIT	610
56	Brandywine Realty Trust REIT	786
64	Capstead Mortgage Corp. REIT	776
18	DDR Corp. REIT	275
48	Franklin Street Properties Corp. REIT	572
57	Hatteras Financial Corp. REIT	938
140	Lexington Realty Trust REIT	1,428
63	Mack-Cali Realty Corp. REIT	1,347
20	MFA Mortgage Investments, Inc. REIT	142
95	Piedmont Office Realty Trust, Inc.	1,571
36	Redwood Trust, Inc. REIT	688
104	Retail Properties of America, Inc.	1,320
34	RLJ Lodging Trust REIT	832
11	Sabra Healthcare REIT, Inc.	282
		11,567
	Retailing - 4.8%
8	ANN, Inc. ●	274
9	Big Lots, Inc. ●	284
6	Children's Place Retail Stores, Inc. ●	342

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Retailing - 4.8% - (continued)
8	Dillard's, Inc.	$758
14	Express, Inc. ●	252
15	Foot Locker, Inc.	622
15	Francescas Holding Corp. ●	280
8	GameStop Corp. Class A	389
9	Guess?, Inc.	273
9	Lumber Liquidators Holdings, Inc. ●	885
10	Men's Wearhouse, Inc.	495
14	Nutrisystem, Inc.	232
15	Overstock.com, Inc. ●	456
21	PetMed Express, Inc.	347
23	Pier 1 Imports, Inc.	531
8	Rent-A-Center, Inc.	250
5	Williams-Sonoma, Inc.	286
		6,956
	Semiconductors and Semiconductor Equipment - 1.0%
52	Amkor Technology, Inc. ●	316
5	First Solar, Inc. ●	246
21	Kulicke & Soffa Industries, Inc. ●	276
11	Photronics, Inc. ●	102
71	Silicon Image, Inc. ●	437
		1,377
	Software and Services - 9.9%
10	Advent Software, Inc.	343
6	Amdocs Ltd.	243
13	Angie's List, Inc. ●	191
13	AOL, Inc. ●	592
26	AVG Technologies N.V. ●	454
12	Blucora, Inc. ●	344
16	Booz Allen Hamilton Holding Corp.	303
21	Brightcove, Inc. ●	297
44	CA, Inc.	1,477
7	CACI International, Inc. Class A ●	505
14	Cadence Design Systems, Inc. ●	193
24	Carbonite, Inc. ●	280
6	Commvault Systems, Inc. ●	439
10	CSG Systems International, Inc.	294
22	Digital River, Inc. ●	405
9	DST Systems, Inc.	789
25	Egain Communications Corp. ●	253
9	Euronet Worldwide, Inc. ●	440
17	Global Cash Access, Inc. ●	170
6	Heartland Payment Systems, Inc.	304
3	j2 Global, Inc.	145
14	Mentor Graphics Corp.	347
18	Netscout Systems, Inc. ●	527
9	Neustar, Inc. ●	464
4	Opentable, Inc. ●	302
5	Pegasystems, Inc.	251
4	Splunk, Inc. ●	302
18	SS&C Technologies Holdings, Inc. ●	788
51	TiVo, Inc. ●	672
14	Travelzoo, Inc. ●	298
6	Unisys Corp. ●	195
18	ValueClick, Inc. ●	414
17	Verint Systems, Inc. ●	726
11	Web.com Group, Inc. ●	337
5	WebMD Health Corp. ●	208
		14,292
	Technology Hardware and Equipment - 4.7%
9	Arrow Electronics, Inc. ●	510
13	Aruba Networks, Inc. ●	240
13	Benchmark Electronics, Inc. ●	305
65	Brocade Communications Systems, Inc. ●	574
39	Calix, Inc. ●	379
18	Checkpoint Systems, Inc. ●	290
21	Comtech Telecommunications Corp.	666
61	Extreme Networks, Inc. ●	425
16	Ingram Micro, Inc. ●	385
12	Lexmark International, Inc.	423
7	Plexus Corp. ●	320
27	Polycom, Inc. ●	307
7	SYNNEX Corp. ●	492
10	Technology Data Corp. ●	500
8	Ubiquiti Networks, Inc. ●	358
6	Western Digital Corp.	503
		6,677
	Telecommunication Services - 0.6%
21	Telephone & Data Systems, Inc.	552
86	Vonage Holdings Corp. ●	287
		839
	Transportation - 2.2%
22	Alaska Air Group, Inc.	1,577
7	Allegiant Travel Co.	728
1	AMERCO, Inc. ●	333
26	Swift Transportation Co. ●	569
		3,207
	Utilities - 4.0%
124	Atlantic Power Corp.	430
40	Great Plains Energy, Inc.	977
16	Laclede Group, Inc.	706
4	MGE Energy, Inc.	226
13	Pinnacle West Capital Corp.	699
36	Portland General Electric Co.	1,099
51	Westar Energy, Inc.	1,650
		5,787
	Total common stocks
	(cost $113,159)	$142,213

	Total long-term investments
	(cost $113,159)	$142,213

SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $69, collateralized by GNMA 4.00%, 2043, value of $71)
$69	0.005%, 12/31/2013	$69
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $67, collateralized by FNMA
1.58% - 4.50%, 2020 - 2043, U.S. Treasury
Note 0.25% - 4.00%, 2015 - 2020, value of
	$68)
67	0.01%, 12/31/2013	67

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2013

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.0% - (continued)
Repurchase Agreements - 1.0% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $236, collateralized by FHLMC
3.00% - 5.00%, 2019 - 2043, FNMA 0.76%
- 6.00%, 2016 - 2043, GNMA 1.50% -
	5.25%, 2028 - 2043, value of $240)
$236	0.02%, 12/31/2013		$236
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $212, collateralized by U.S. Treasury Note 0.50% - 2.25%, 2017, value of $217)
212	0.01%, 12/31/2013		212
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2014 in the amount of $382,
collateralized by U.S. Treasury Bond 3.88%
- 8.13%, 2021 - 2040, U.S. Treasury Note
	0.25% - 3.38%, 2014 - 2020, value of $390)
382	0.01%, 12/31/2013		382
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $124, collateralized by U.S. Treasury Note 0.25% - 1.00%, 2015 - 2017, value of $127)
124	0.01%, 12/31/2013		124
TD Securities TriParty Repurchase Agreement
(maturing on 01/02/2014 in the amount of
$298, collateralized by FFCB 0.20% -
0.50%, 2015 - 2016, FHLMC  0.38% -
5.25%, 2014 - 2042, FNMA 0.50% - 7.13%,
	2014 - 2043, value of $304)
298	0.01%, 12/31/2013		298
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2014 in the amount of $3, collateralized by U.S. Treasury Note 2.13%, 2015, value of $3)
3	0.01%, 12/31/2013		3
			1,391
	Total short-term investments
	(cost $1,391)		$1,391

	Total investments
	(cost $114,550) ▲	99.9%	$143,604
	Other assets and liabilities	0.1%	153
	Total net assets	100.0%	$143,757

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2013, the cost of securities for federal income tax purposes was $114,784 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,434
Unrealized Depreciation	(3,614)
Net Unrealized Appreciation	$28,820

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$142,213	$142,213	$–	$–
Short-Term Investments	1,391	–	1,391	–
Total	$143,604	$142,213	$1,391	$–

♦	For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund

Statement of Assets and Liabilities

December 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $114,550)	$143,604
Cash	—
Receivables:
Fund shares sold	3
Dividends and interest	258
Total assets	143,865
Liabilities:
Payables:
Fund shares redeemed	57
Investment management fees	25
Distribution fees	1
Accrued expenses	25
Total liabilities	108
Net assets	$143,757
Summary of Net Assets:
Capital stock and paid-in-capital	$89,183
Undistributed net investment income	2,142
Accumulated net realized gain	23,378
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	29,054
Net assets	$143,757
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$11.29
Shares outstanding	10,402
Net assets	$117,395
Class IB: Net asset value per share	$11.22
Shares outstanding	2,349
Net assets	$26,362

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund

Statement of Operations

For the Year Ended December 31, 2013

(000’s Omitted)

Investment Income:
Dividends	$3,445
Interest	1
Less: Foreign tax withheld	(2)
Total investment income, net	3,444

Expenses:
Investment management fees	1,136
Transfer agent fees	1
Distribution fees - Class IB	67
Custodian fees	—
Accounting services fees	20
Board of Directors' fees	4
Audit fees	12
Other expenses	35
Total expenses (before fees paid indirectly)	1,275
Commission recapture	(1)
Custodian fee offset	—
Total fees paid indirectly	(1)
Total expenses, net	1,274
Net Investment Income	2,170

Net Realized Gain on Investments:
Net realized gain on investments	23,511
Net Realized Gain on Investments	23,511

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	18,801
Net Changes in Unrealized Appreciation of Investments	18,801
Net Gain on Investments	42,312
Net Increase in Net Assets Resulting from Operations	$44,482

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$2,170	$1,992
Net realized gain on investments	23,511	9,880
Net unrealized appreciation of investments	18,801	7,438
Net Increase in Net Assets Resulting from Operations	44,482	19,310
Distributions to Shareholders:
From net investment income
Class IA	(1,547)	(600)
Class IB	(296)	(72)
Total from net investment income	(1,843)	(672)
From net realized gain on investments
Class IA	(7,572)	(13,549)
Class IB	(1,784)	(3,574)
Total from net realized gain on investments	(9,356)	(17,123)
Total distributions	(11,199)	(17,795)
Capital Share Transactions:
Class IA
Sold	25,596	20,551
Issued on reinvestment of distributions	9,119	14,149
Redeemed	(50,695)	(37,429)
Total capital share transactions	(15,980)	(2,729)
Class IB
Sold	8,350	5,947
Issued on reinvestment of distributions	2,080	3,646
Redeemed	(15,089)	(13,469)
Total capital share transactions	(4,659)	(3,876)
Net decrease from capital share transactions	(20,639)	(6,605)
Net Increase (Decrease) in Net Assets	12,644	(5,090)
Net Assets:
Beginning of period	131,113	136,203
End of period	$143,757	$131,113
Undistributed (distribution in excess of) net investment income	$2,142	$1,854
Shares:
Class IA
Sold	2,510	2,287
Issued on reinvestment of distributions	903	1,659
Redeemed	(4,959)	(4,064)
Total share activity	(1,546)	(118)
Class IB
Sold	836	639
Issued on reinvestment of distributions	207	430
Redeemed	(1,492)	(1,472)
Total share activity	(449)	(403)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements

December 31, 2013

(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

14

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to

15

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax

16

basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2013.

4.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$8,399	$11,105
Long-Term Capital Gains*	2,800	6,690

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,578
Undistributed Long-Term Capital Gain	8,176
Unrealized Appreciation*	28,820
Total Accumulated Earnings	$54,574

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(39)
Accumulated Net Realized Gain (Loss)	39

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

18

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

19

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2013
Class IA	0.85%
Class IB	1.10

e)	Distribution Plan for Class IB shares – Effective June 14, 2013, Hartford Investment Financial Services, LLC was renamed Hartford Funds Distributors, LLC (“HFD”). HFD, a wholly owned, ultimate subsidiary of The Hartford, serves as the Fund’s principal underwriter and distributor. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, HFD, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended December 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$179,269
Sales Proceeds Excluding U.S. Government Obligations	209,264

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

20

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2013, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

21

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%	$117,395	0.85%	0.85%	1.58%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08	26,362	1.10	1.10	1.32

For the Year Ended December 31, 2012 (D)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%	$106,339	0.88%	0.88%	1.57%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58	24,774	1.13	1.13	1.26

For the Year Ended December 31, 2011 (D)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$–	$(0.75)	$(0.75)	$8.93	(1.13)%	$107,762	0.87%	0.87%	0.60%
IB	9.83	0.04	(0.24)	(0.20)	–	(0.75)	(0.75)	8.88	(1.38)	28,441	1.12	1.12	0.34

For the Year Ended December 31, 2010 (D)
IA	$7.88	$0.07	$1.96	$2.03	$(0.06)	$–	$(0.06)	$9.85	25.83%	$136,913	0.87%	0.87%	0.82%
IB	7.86	0.05	1.96	2.01	(0.04)	–	(0.04)	9.83	25.52	38,008	1.12	1.12	0.59

For the Year Ended December 31, 2009 (D)
IA	$5.34	$0.02	$2.54	$2.56	$(0.02)	$–	$(0.02)	$7.88	47.87%	$114,269	0.87%	0.87%	0.43%
IB	5.34	0.01	2.52	2.53	(0.01)	–	(0.01)	7.86	47.51	25,176	1.12	1.12	0.17

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	128%
For the Year Ended December 31, 2012	150
For the Year Ended December 31, 2011	196
For the Year Ended December 31, 2010	300
For the Year Ended December 31, 2009	160

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small/Mid Cap Equity HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small/Mid Cap Equity HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 17, 2014

23

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2013, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

24

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present).

25

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO and HFMC. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HASCO and HFD. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and HFD. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Small/Mid Cap Equity HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2013 through December 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,203.90	$4.64	$1,000.00	$1,021.00	$4.25	0.84%	184	365
Class IB	$1,000.00	$1,201.70	$6.02	$1,000.00	$1,019.73	$5.52	1.09%	184	365

27

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, above its benchmark for the 3-year period and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

29

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

30

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board reviewed information noting that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

Hartford Small/Mid Cap Equity HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a) independent agents;
b) brokerage firms;
c) insurance companies;
d) administrators; and
e) service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a) Personal Financial Information; and
b) Personal Health Information .

Transaction means your business dealings with us, such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Catalyst360, LLC; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised December 2013

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

HLSAR-SMC13 2-14 113553-2 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND 2013 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) generated their strongest year since 1997 in 2013, rising 32.39% for the year. During the fourth quarter, equities rose without looking back, pushing the S&P 500 Index and the Dow Jones Industrial Average to new all-time highs. Despite previously cheering delays to quantitative-easing tapering, the stock market received an additional boost at the end of the year following the U.S. Federal Reserve’s (Fed) announcement of a $10-billion-a-month reduction in bond purchases beginning in January.

The Fed’s decision to begin tapering its bond purchases is generally considered a vote of confidence in the recovering U.S. economy. Consumer spending has stabilized, the housing market is showing steady improvement, the unemployment rate is slowly declining and economic growth clocked in at a healthy 4.1% in the third quarter. Equities have also recovered since the market low in March 2009: The S&P 500 Index has gained 173% from the market low through December 31, 2013.

Signs of improvement are also visible outside the U.S. Europe appears to have begun its own economic recovery, and emerging markets have reversed their recent lackluster performance. Fiscal policy continues to wield significant influence in today’s economy and central banks across the globe are maintaining their accommodative stances, including the appointment of Janet Yellen, who is widely expected to continue current monetary policies, to succeed Ben Bernanke as U.S. Federal Reserve chairman.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio incorporating both domestic and international holdings to take advantage of the global economic recovery?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial advisor can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 12/31/03 - 12/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
U.S. Government Securities IA	-1.68%	2.79%	2.52%
U.S. Government Securities IB	-1.97%	2.52%	2.26%
Barclays Intermediate Government Bond Index	-1.25%	2.20%	3.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB were 0.48% and 0.73%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford U.S. Government Securities HLS Fund
Manager Discussion
December 31, 2013 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned -1.68% for the twelve-month period ended December 31, 2013, underperforming the Fund’s benchmark, the Barclays Intermediate Government Bond Index, which returned -1.25% for the same period. The Fund outperformed the -2.87% average return of the Variable Products-Underlying Funds Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the year. Central bank easing and signs of gradual global economic recovery imparted a positive tone to financial markets early in the year. However, concerns about a possible pull back in U.S. Federal Reserve (Fed) stimulus were felt in the second quarter, triggered by Fed Chairman Ben Bernanke’s unexpectedly hawkish tone. Fed officials signaled a readiness to begin tapering the Fed’s asset purchases under quantitative easing (QE) by September and to end purchases by mid-2014 if the economy strengthened sufficiently. The Fed’s earlier-than-expected plan to taper asset purchases sent yields sharply higher and credit spreads gapped out in sympathy. Meanwhile, other major central banks, including the Bank of Japan, European Central Bank, and Bank of England, reiterated their commitment to easy monetary policy for as long it was needed.

Signs of economic momentum and speculation over Fed tapering weighed on U.S. Treasury prices during the year; for the full year 2013, 5-, 10-, and 30-year Treasury yields rose 1.02%, 1.27%, and 1.02%, respectively. Many of the major fixed income sectors, with the exception of high yield and bank loans, posted negative absolute returns due to the rise in yields. However, most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

Security selection was a main driver of relative underperformance during the period, especially in the agency mortgage backed securities (MBS) sector, which detracted from relative performance. Changes to, and expectations for, the Fed’s asset purchase program impacted performance, leading to a volatile 2013. An allocation to agency MBS, especially the 30-year sector, detracted from performance in the first half of the year. Although the sector recouped some of its losses after July, it was not enough to offset the significant underperformance experienced during May and June. The Fund’s investments in U.S. government agency bonds also detracted from performance. In contrast, allocations to non-agency residential mortgage backed securities (RMBS) and asset backed securities (ABS) positively impacted returns during the year as these sectors outperformed U.S. Government bonds.

We use Treasury futures and interest rate swaps to manage duration and yield curve exposures; but overall these components also detracted from performance.

What is the outlook?

In the U.S., we believe there will be positive gross domestic product (GDP) growth of about 3% as the fiscal drag reverses. In our opinion, we estimate that fiscal policies reduced GDP by 1.5% in 2013 (and some of these effects may linger in early 2014), but importantly, state and local governments now appear to be moving back to expansionary mode. We believe the employment picture continues to improve and housing should remain constructive. Housing paused recently in part due to the uptick in mortgage rates but we expect it to reaccelerate in the spring selling season, in our view. While higher rates can be a hurdle to further recovery, they are still low historically and we believe early signs of wage growth should boost consumer confidence. The Fed is expected to remain accommodative throughout the year and we view the Fed’s decision to start unwinding quantitative easing as a healthy sign for the economy.

We view the current level of interest rates as roughly appropriate for an economy gradually recovering and a Fed that we believe is still a year away from their first increase in interest rates. Assuming the Fed's economic assumptions hold, we believe rates will roughly follow the forward curve, with both 2-year and 10-year rates gradually rising, along with a yield curve that slowly flattens.

Although we are cautious on the agency MBS sector from a tactical perspective, we believe that the medium to long term supply and demand dynamics favor owning agency MBS, as the Fed continues to purchase assets in the face of reduced origination. Overall supply growth should continue at a modest pace, compared to the rapidly expanding issuance of U.S. Treasuries. With this in mind, we would view any significant widening of MBS spreads as an opportunity to

3

Hartford U.S. Government Securities HLS Fund
Manager Discussion – (continued)
December 31, 2013 (Unaudited)

increase allocations. Overall, we view current conditions as more of a relative value opportunity between low and high coupon securities. We believe low coupon MBS continue to trade at tight spreads, so our pass-through exposures remain concentrated in middle and higher coupon MBS, which offer more attractive spreads, in our opinion.

In 2014, we believe the rate of home price appreciation will normalize, growing at a slower pace than in 2013. In our view, this is still a positive environment for the housing market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector, particularly Option adjustable-rate mortgage (ARM), Alt-A fixed rate, and Prime ARM senior bonds.

In commercial mortgage backed securities (CMBS), we continue to monitor the impact of rising interest rates on commercial real estate fundamentals but remain constructive on the near-term outlook for collateral performance. Continued economic recovery, coupled with an uptick in demand and flat supply, appears to bode well for the longer-term health of the sector, in our view. At the end of the period, the Fund was positioned with a modest allocation, and within the sector we believe high-quality, new issue conduit deals, select legacy CMBS, and single-borrower deals are attractive.

Looking ahead across ABS sectors, we believe that improvements in the economy will be partially offset by increased lending and modestly weaker underwriting standards. In our opinion, this will likely cause performance in 2014 to fall short of post-crisis bests but still exceed long-term averages. Given this supportive backdrop, we remain constructive on the sector and favor senior and select subordinate bonds of lower-quality auto issuers. We also believe that investors’ search for new ideas will intensify, and this, combined with improving fundamentals, makes certain niche subsectors and select credit tranches look attractive.

Diversification by Security Type

as of December 31, 2013

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	18.7%
Corporate Bonds	0.4
Municipal Bonds	0.4
U.S. Government Agencies	35.7
U.S. Government Securities	45.4
Total	100.6%
Short-Term Investments	13.0%
Other Assets and Liabilities	(13.6)
Total	100.0%

Credit Exposure

as of December 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	42.1%
Aa / AA	48.6
A	4.6
Baa / BBB	1.6
B	1.6
Caa / CCC or Lower	0.4
Not Rated	1.7
Non-Debt Securities and Other Short-Term Instruments	13.0
Other Assets and Liabilities	(13.6)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

4

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
December 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.7%
	Finance and Insurance - 17.5%
	Ally Master Owner Trust
$3,825	1.54%, 09/15/2019	$3,798
	American Credit Acceptance Receivables
4,756	1.64%, 11/15/2016 ■	4,766
	AmeriCredit Automobile Receivables Trust
3,940	1.12%, 11/08/2017	3,937
5,000	1.78%, 03/08/2017	5,051
	Cal Funding II Ltd.
4,470	3.47%, 10/25/2027 ■	4,409
	Cent CLO L.P.
6,900	1.70%, 01/25/2026 ■☼	6,900
	CFC LLC
1,995	1.65%, 07/17/2017 ■	1,991
	CPS Automotive Trust
8,640	1.31%, 06/15/2020 ■	8,503
	Credit Acceptance Automotive Loan Trust
1,336	2.20%, 09/16/2019 ■	1,345
3,595	2.21%, 09/15/2020 ■	3,614
	First Investors Automotive Owner Trust
3,463	1.23%, 03/15/2019 ■	3,470
	Ford Credit Floorplan Master Owner Trust
695	2.32%, 01/15/2017 Δ	707
	FREMF Mortgage Trust
2,040	3.95%, 06/25/2047 ■Δ	2,017
	HLSS Servicer Advance Receivables
6,661	1.50%, 01/16/2046 ■	6,636
	HLSS Servicer Advance Receivables Backed Notes
5,760	1.98%, 11/15/2046 ■	5,750
	Huntington Automotive Trust
1,240	1.07%, 02/15/2018	1,230
	ING Investment Management CLO Ltd.
6,185	1.69%, 01/18/2026 ■Δ	6,151
	Master Asset Backed Securities Trust
285	2.86%, 05/25/2033 Δ	281
	Morgan Stanley ABS Capital I
1,429	1.66%, 11/25/2032 Δ	1,334
	Morgan Stanley Dean Witter Capital I
3,907	1.68%, 03/25/2033 Δ	3,865
	Nationstar Agency Advance Funding Trust
1,815	1.89%, 02/18/2048 ■	1,769
	Sequoia Mortgage Trust
3,146	0.40%, 02/20/2035 Δ	2,931
	Springleaf Mortgage Loan Trust
8,926	1.27%, 06/25/2058 ■	8,904
4,616	1.57%, 12/25/2059 ■	4,598
5,152	2.22%, 10/25/2057 ■	5,248
	Structured Asset Securities Corp.
1,897	1.66%, 02/25/2033 Δ	1,837
	Thornburg Mortgage Securities Trust
8,476	2.42%, 04/25/2045 Δ	8,517
	WaMu Mortgage Pass-Through Certificates
2,857	2.21%, 03/25/2033 Δ	2,847
3,184	2.36%, 10/25/2035 Δ	3,012

	Wells Fargo Mortgage Backed Securities Trust
3,380	2.49%, 09/25/2033 Δ	3,398
		118,816

	Transportation Equipment Manufacturing - 1.2%
	TAL Advantage LLC
8,278	2.83%, 02/22/2038 ■	8,038

	Total asset & commercial mortgage backed securities
	(cost $126,372)	$126,854

CORPORATE BONDS - 0.4%
	Finance and Insurance - 0.4%
	Northwoods Capital
$2,975	1.70%, 11/04/2025 ■Δ	$2,960

	Total corporate bonds
	(cost $2,966)	$2,960

MUNICIPAL BONDS - 0.4%
	Utilities - Combined - 0.4%
	Utility Debt Securitization Auth, New York
$2,920	3.44%, 12/15/2025	$2,877

	Total municipal bonds
	(cost $2,920)	$2,877

U.S. GOVERNMENT AGENCIES - 35.7%
	FHLMC - 13.0%
$5,975	0.56%, 04/25/2020	$5,975
13,160	1.57%, 01/25/2022	12,858
6,329	2.57%, 06/01/2042	6,446
6,000	3.50%, 11/15/2025	6,053
12,200	4.00%, 01/15/2040 ☼	12,529
220	4.50%, 12/01/2018	233
17,874	5.50%, 05/15/2033 Ф	19,080
9,449	5.50%, 06/01/2034 - 12/01/2039	10,299
9,165	6.00%, 10/01/2021 - 09/01/2034	10,086
3,635	6.50%, 09/01/2014 - 09/01/2032	4,087
636	7.00%, 10/01/2026 - 11/01/2032	711
12	7.50%, 05/01/2024 - 06/01/2025	14
30	8.00%, 08/01/2024 - 10/01/2024	33
1	8.50%, 10/01/2024	1
15	10.00%, 11/01/2020	15
		88,420
	FNMA - 17.4%
8,518	1.49%, 03/01/2018	8,473
3,545	2.22%, 10/01/2022	3,303
8,421	2.25%, 10/01/2022	7,853
3,570	2.31%, 10/01/2022	3,347
2,334	2.35%, 10/01/2022	2,193
746	2.40%, 10/01/2022	703
1,080	2.52%, 10/01/2022	1,026
2,125	2.56%, 01/01/2019	2,178
1,595	2.65%, 07/01/2019	1,617
30,700	3.50%, 01/15/2026 - 01/15/2041 ☼	30,968

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2013

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 35.7% - (continued)
	FNMA - 17.4% - (continued)
$7,789	3.74%, 06/01/2018		$8,436
6,500	4.00%, 01/15/2040 ☼		6,691
12,200	4.50%, 01/15/2040 ☼		12,927
1,378	5.00%, 08/01/2018 - 06/01/2025		1,474
3,350	5.50%, 08/01/2015 - 08/01/2019		3,607
14,961	6.00%, 07/01/2014 - 02/01/2037		16,653
4,446	6.50%, 11/01/2014 - 09/01/2032		4,996
885	6.50%, 06/25/2029 Ф		995
543	7.00%, 03/01/2015 - 02/01/2032		604
20	7.50%, 06/01/2023		23
100	8.00%, 10/01/2029 - 02/01/2031		112
2	8.50%, 04/01/2017		2
29	9.00%, 08/01/2020 - 09/01/2021		29
2	9.75%, 07/01/2020		2
			118,212
	GNMA - 5.3%
22,900	4.50%, 01/15/2040 ☼		24,483
2,058	5.00%, 01/20/2034		2,249
2,326	5.50%, 09/20/2033		2,533
1,586	6.00%, 01/15/2033 - 02/15/2033		1,788
2,626	6.50%, 12/15/2028 - 01/15/2032		2,947
1,189	7.00%, 06/20/2030 - 10/15/2032		1,347
386	7.50%, 04/15/2022 - 04/20/2030		430
55	8.50%, 09/15/2019 - 03/15/2030		59
			35,836
	Total U.S. government agencies
	(cost $239,319)		$242,468

U.S. GOVERNMENT SECURITIES - 45.4%
Other Direct Federal Obligations - 17.6%
	FHLB - 17.6%
$16,335	1.75%, 12/14/2018		$16,206
20,665	4.13%, 03/13/2020		22,662
26,000	5.25%, 12/09/2022		30,020
45,500	5.38%, 05/18/2016		50,657
			119,545
U.S. Treasury Securities - 27.8%
	U.S. Treasury Notes - 27.8%
137,100	0.88%, 04/30/2017 ‡		136,693
18,480	2.13%, 08/15/2021		17,902
33,000	2.63%, 01/31/2018		34,702
			189,297
	Total U.S. government securities
	(cost $308,492)		$308,842

	Total long-term investments
	(cost $680,069)		$684,001

SHORT-TERM INVESTMENTS - 13.0%
Repurchase Agreements - 13.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $4,415, collateralized by GNMA 4.00%, 2043, value of $4,503)
$4,415	0.005%, 12/31/2013		$4,415
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $4,242, collateralized by FNMA
1.58% - 4.50%, 2020 - 2043, U.S. Treasury
Note 0.25% - 4.00%, 2015 - 2020, value of
	$4,326)
4,242	0.01%, 12/31/2013		4,242
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2014 in the
amount of $15,022, collateralized by
FHLMC 3.00% - 5.00%, 2019 - 2043,
FNMA 0.76% - 6.00%, 2016 - 2043,
GNMA 1.50% - 5.25%, 2028 - 2043, value
	of $15,322)
15,022	0.02%, 12/31/2013		15,022
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $13,548, collateralized by U.S. Treasury Note 0.50% - 2.25%, 2017, value of $13,819)
13,548	0.01%, 12/31/2013		13,548
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
01/02/2014 in the amount of $24,378,
collateralized by U.S. Treasury Bond
3.88% - 8.13%, 2021 - 2040, U.S. Treasury
Note 0.25% - 3.38%, 2014 - 2020, value of
	$24,866)
24,378	0.01%, 12/31/2013		24,378
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2014 in the amount of $7,921, collateralized by U.S. Treasury Note 0.25% - 1.00%, 2015 - 2017, value of $8,080)
7,921	0.01%, 12/31/2013		7,921
TD Securities TriParty Repurchase Agreement
(maturing on 01/02/2014 in the amount of
$19,016, collateralized by FFCB 0.20% -
0.50%, 2015 - 2016, FHLMC  0.38% -
5.25%, 2014 - 2042, FNMA 0.50% -
	7.13%, 2014 - 2043, value of $19,396)
19,016	0.01%, 12/31/2013		19,016
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2014 in the amount of $162, collateralized by U.S. Treasury Note 2.13%, 2015, value of $166)
162	0.01%, 12/31/2013		162
			88,704
	Total short-term investments
	(cost $88,704)		$88,704

	Total investments
	(cost $768,773) ▲	113.6%	$772,705
	Other assets and liabilities	(13.6)%	(92,628)
	Total net assets	100.0%	$680,077

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2013, the cost of securities for federal income tax purposes was $768,773 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,426
Unrealized Depreciation	(5,494)
Net Unrealized Appreciation	$3,932

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2013, the aggregate value of these securities was $87,069, which represents 12.8% of total net assets.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $94,737 at December 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Futures Contracts Outstanding at December 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note Future	87	03/20/2014	$10,723	$10,705	$(18)

Short position contracts:
U.S. Treasury Long Bond Future	142	03/20/2014	$18,316	$18,220	$96

					$78

* The number of contracts does not omit 000's.

Cash of $259 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at December 31, 2013.

Securities Sold Short Outstanding at December 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$5,800	01/15/2040	$6,335	$(10)

At December 31, 2013, the aggregate value of these securities represents 0.9% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$126,854	$–	$89,832	$37,022
Corporate Bonds	2,960	–	–	2,960
Municipal Bonds	2,877	–	2,877	–
U.S. Government Agencies	242,468	–	242,468	–
U.S. Government Securities	308,842	–	308,842	–
Short-Term Investments	88,704	–	88,704	–
Total	$772,705	$–	$732,723	$39,982
Futures *	96	96	–	–
Total	$96	$96	$–	$–
Liabilities:
Securities Sold Short	$6,335	$–	$6,335	$–
Total	$6,335	$–	$6,335	$–
Futures *	18	18	–	–
Total	$18	$18	$–	$–

♦	For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$22,493	$12	$(97	)†	$—	$25,854	$(6,326)	$—	$(4,914)	$37,022
Corporate Bonds	—	—	(6	)‡	—	2,966	—	—	—	2,960
Total	$22,493	$12	$(103)		$—	$28,820	$(6,326)	$—	$(4,914)	$39,982

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2013 was $(97).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2013 was $(6).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund
Statement of Assets and Liabilities
December 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $680,069)	$684,001
Investments in repurchase agreements, at market value (cost $88,704)	88,704
Cash	474	*
Receivables:
Investment securities sold	13,045
Fund shares sold	53
Dividends and interest	2,029
Variation margin on financial derivative instruments	66
Total assets	788,372
Liabilities:
Securities sold short, at market value (proceeds $6,325)	6,335
Payables:
Investment securities purchased	101,434
Fund shares redeemed	353
Variation margin on financial derivative instruments	15
Investment management fees	67
Distribution fees	7
Accrued expenses	84
Total liabilities	108,295
Net assets	$680,077
Summary of Net Assets:
Capital stock and paid-in-capital	$799,607
Undistributed net investment income	13,850
Accumulated net realized loss	(137,380)
Unrealized appreciation of investments	4,000
Net assets	$680,077
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.32
Shares outstanding	53,918
Net assets	$556,169
Class IB: Net asset value per share	$10.28
Shares outstanding	12,054
Net assets	$123,908

*	Cash of $259 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund
Statement of Operations
For the Year Ended December 31, 2013
(000’s Omitted)

Investment Income:
Interest	$13,584
Total investment income, net	13,584

Expenses:
Investment management fees	3,743
Transfer agent fees	1
Distribution fees - Class IB	365
Custodian fees	5
Accounting services fees	100
Board of Directors' fees	24
Audit fees	18
Other expenses	164
Total expenses (before fees paid indirectly)	4,420
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	4,420
Net Investment Income	9,164

Net Realized Loss on Investments and Other Financial Instruments:
Net realized gain on investments	619
Net realized loss on securities sold short	(371)
Net realized loss on futures	(2,285)
Net realized loss on swap contracts	(42)
Net Realized Loss on Investments and Other Financial Instruments	(2,079)

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(23,632)
Net unrealized depreciation of securities sold short	(10)
Net unrealized appreciation of futures	130
Net unrealized appreciation of swap contracts	16
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(23,496)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(25,575)
Net Decrease in Net Assets Resulting from Operations	$(16,411)

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$9,164	$12,237
Net realized gain (loss) on investments and other financial instruments	(2,079)	8,518
Net unrealized appreciation (depreciation) of investments and other financial instruments	(23,496)	17,498
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,411)	38,253
Distributions to Shareholders:
From net investment income
Class IA	(15,681)	(24,352)
Class IB	(2,866)	(4,613)
Total distributions	(18,547)	(28,965)
Capital Share Transactions:
Class IA
Sold	73,225	154,606
Issued on reinvestment of distributions	15,681	24,352
Redeemed	(337,416)	(259,812)
Total capital share transactions	(248,510)	(80,854)
Class IB
Sold	16,213	40,910
Issued on reinvestment of distributions	2,866	4,613
Redeemed	(63,206)	(67,604)
Total capital share transactions	(44,127)	(22,081)
Net decrease from capital share transactions	(292,637)	(102,935)
Net Decrease in Net Assets	(327,595)	(93,647)
Net Assets:
Beginning of period	1,007,672	1,101,319
End of period	$680,077	$1,007,672
Undistributed (distribution in excess of) net investment income	$13,850	$18,548
Shares:
Class IA
Sold	6,922	14,291
Issued on reinvestment of distributions	1,530	2,288
Redeemed	(32,056)	(24,020)
Total share activity	(23,604)	(7,441)
Class IB
Sold	1,542	3,803
Issued on reinvestment of distributions	280	435
Redeemed	(6,009)	(6,279)
Total share activity	(4,187)	(2,041)

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements
December 31, 2013
(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

12

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

13

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Range (Weighted Average) ‡	Fair Value at December 31, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	$100.00, 12/19/2013	$6,900
Discounted cash flow	Internal rate of return	1.1% - 5.2% (1.9%)	22,202
	Life expectancy (in months)	9 - 70 (29)
Indicative market quotations	Broker Quote †	$97.46 - $99.45 ($99.01)	7,920
Corporate Bonds:
Indicative market quotations	Broker Quote †	$99.50	2,960
Total			$39,982

*  Significant changes to any observable inputs may result in a significant change to the fair value.

‡  Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

†  The broker quote represents the best available estimate of fair value per share as of December 31, 2013.

14

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in

15

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of December 31, 2013.

16

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. As of December 31, 2013, the Fund did not hold any inflation indexed bonds.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2013.

17

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2013
(000’s Omitted)

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as

18

an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of December 31, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$66	$—	$—	$—	$—	$—	$66
Total	$66	$—	$—	$—	$—	$—	$66

Liabilities:
Variation margin payable *	$15	$—	$—	$—	$—	$—	$15
Total	$15	$—	$—	$—	$—	$—	$15

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $78 as reported in the Schedule of Investments.

The ratio of futures contracts market value to net assets at December 31, 2013 was 4.08%, compared to the one year monthly average of 16.79% for the year ended December 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(2,285)	$—	$—	$—	$—	$—	$(2,285)
Net realized loss on swap contracts	(42)	—	—	—	—	—	(42)
Total	$(2,327)	$—	$—	$—	$—	$—	$(2,327)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$130	$—	$—	$—	$—	$—	$130
Net change in unrealized appreciation of swap contracts	16	—	—	—	—	—	16
Total	$146	$—	$—	$—	$—	$—	$146

d)	Balance Sheet Offsetting Information:

Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2013:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$66	$(15)	$—	$51
Total subject to a master netting or similar arrangement	$66	$(15)	$—	$51

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2013:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$15	$(15)	$(259	)†	$—
Total subject to a master netting or similar arrangement	$15	$(15)	$(259)		$—

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at December 31, 2013.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

20

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$18,547	$28,965

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$13,850
Accumulated Capital and Other Losses*	(137,302)
Unrealized Appreciation†	3,922
Total Accumulated Deficit	$(119,530)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†

Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$4,685
Accumulated Net Realized Gain (Loss)	11,531
Capital Stock and Paid-in-Capital	(16,216)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2014	$15,888
2017	25,163
2018	58,150
Total	$99,201

As of December 31, 2013, the Fund had $16,217 in expired capital loss carryforwards.

22

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$4,783
Long-Term Capital Loss Carryforward	33,318
Total	$38,101

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

23

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2013

(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2013
Class IA	0.49%
Class IB	0.74

e)	Distribution Plan for Class IB shares – Effective June 14, 2013, Hartford Investment Financial Services, LLC was renamed Hartford Funds Distributors, LLC (“HFD”). HFD, a wholly owned, ultimate subsidiary of The Hartford, serves as the Fund’s principal underwriter and distributor. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, HFD, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,417,420
Sales Proceeds Excluding U.S. Government Obligations	2,846,299
Cost of Purchases for U.S. Government Obligations	180,851
Sales Proceeds for U.S. Government Obligations	133,592

24

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2013, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

25

Hartford U.S. Government Securities HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─									─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$–	$(0.25)	$10.32	(1.68)%	$556,169	0.49%	0.49%	1.14%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	–	(0.22)	10.28	(1.97)	123,908	0.74	0.74	0.89

For the Year Ended December 31, 2012 (D)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$–	$(0.31)	$10.75	3.70%	$833,735	0.48%	0.48%	1.20%
IB	10.63	0.13	0.23	0.36	(0.28)	–	(0.28)	10.71	3.44	173,937	0.73	0.73	0.95

For the Year Ended December 31, 2011 (D)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$–	$(0.29)	$10.68	4.87%	$907,046	0.48%	0.48%	1.61%
IB	10.40	0.19	0.29	0.48	(0.25)	–	(0.25)	10.63	4.61	194,273	0.73	0.73	1.36

For the Year Ended December 31, 2010
IA	$10.53	$0.28	$0.14	$0.42	$(0.49)	$–	$(0.49)	$10.46	3.79%	$1,038,534	0.47%	0.47%	2.59%
IB	10.48	0.25	0.12	0.37	(0.45)	–	(0.45)	10.40	3.53	231,188	0.72	0.72	2.34

For the Year Ended December 31, 2009 (D)
IA	$10.19	$0.40	$(0.06)	$0.34	$–	$–	$–	$10.53	3.38%	$1,132,301	0.49%	0.49%	3.63%
IB	10.16	0.39	(0.07)	0.32	–	–	–	10.48	3.12	274,898	0.74	0.74	3.39

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	39%
For the Year Ended December 31, 2012	86
For the Year Ended December 31, 2011	426
For the Year Ended December 31, 2010	270
For the Year Ended December 31, 2009	151

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford U.S. Government Securities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford U.S. Government Securities HLS Fund of the Hartford HLS Series Fund II, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 17, 2014

27

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2013, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

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William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present).

29

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO and HFMC. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HASCO and HFD. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and HFD. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2013 through December 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses paid during the period June 30, 2013 through December 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,006.30	$2.45	$1,000.00	$1,022.76	$2.47	0.49%	184	365
Class IB	$1,000.00	$1,004.60	$3.72	$1,000.00	$1,021.50	$3.75	0.74%	184	365

31

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

33

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)– (continued)

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the sale and run-off of the variable annuity business on the HLS Funds.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board reviewed information noting that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Fund and that HFMC receives fees for fund accounting and related services from the Fund. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford U.S. Government Securities HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a) independent agents;
b) brokerage firms;
c) insurance companies;
d) administrators; and
e) service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a) taking surveys;
b) marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

Personal Health Information means health information such as:
a) your medical records; or
b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a) Personal Financial Information; and
b) Personal Health Information .

Transaction means your business dealings with us, such as:
a) your Application;
b) your request for us to pay a claim; and
c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a) asking about;
b) applying for; or
c) obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Catalyst360, LLC; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised December 2013

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

HLSAR-USGS13 2-14 113556-2 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$62,892 for the fiscal year ended December 31, 2012; $62,815 for the fiscal year ended December 31, 2013.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$1,809 for the fiscal year ended December 31, 2012; $1,809 for the fiscal year ended December 31, 2013. Audit-related services principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$11,400 for the fiscal year ended December 31, 2012; $17,889 for the fiscal year ended December 31, 2013. Tax-related services are principally in connection with, but not limited to, general tax services and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2012; $0 for the fiscal year ended December 31, 2013.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

5.	The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended December 31, 2013, were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $2,181,492 for the fiscal year ended December 31, 2012; $2,573,232 for the fiscal year ended December 31, 2013.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 12, 2014	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 12, 2014	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: February 12, 2014	By:	/s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller